UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cerecor Inc.
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540 Gaither Road, Suite 400
Rockville, Maryland 20850
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 7, 2019
Dear Stockholder of Cerecor Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders of Cerecor Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, August 7, 2019 at 8:30 a.m. local time at the Sheraton Rockville Hotel, 920 King Farm Boulevard, Rockville, Maryland for the following purposes:

1.	To elect the seven directors nominated by our board of directors (the "Board") and named herein to hold office for a one-year term until the 2020 Annual Meeting of stockholders.

2.
To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Certificate") to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate.

3.	To approve an amendment to the Certificate and our Second Amended and Restated Bylaws (the "Bylaws") to eliminate the provisions requiring a super-majority stockholder vote to amend the Bylaws.

4.	To approve an amendment to our Certificate and Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital, LLC owns at least 40% of our outstanding stock.

5.	To approve, as required by NASDAQ Listing Rule 5635(d), the issuance of shares in excess of 20% to sellers of Ichorion stock following the achievement of certain earn-out thresholds.

6.	To approve the Cerecor Inc. Second Amended and Restated 2016 Equity Incentive Plan.

7.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is June 10, 2019. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on August 7, 2019 at 8:30 a.m. local time at the Sheraton Rockville Hotel, 920 King Farm Boulevard, Rockville, Maryland

The proxy statement and annual report to shareholders are available at IR.cerecor.com.

By Order of the Board of Directors,
/s/ Joseph M. Miller
Joseph M. Miller
Secretary

Rockville, Maryland
June 19, 2019

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote by telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

CERECOR INC.
540 Gather Road, Suite 400
Rockville, Maryland 20850
PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
August 7, 2019
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Cerecor Inc. (sometimes referred to as the “Company” or “Cerecor”) is soliciting your proxy to vote at the 2019 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about June 19, 2019 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held on Wednesday, August 7, 2019 at 8:30 a.m. local time at the Sheraton Rockville Hotel, 920 King Farm Boulevard, Rockville, Maryland 20850. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on June 10, 2019 will be entitled to vote at the Annual Meeting. On this record date, there were 42,786,159 shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 10, 2019, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 10, 2019, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must direct your broker or other agent regarding how to vote the shares in your account, or they will not be voted. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

1.	To elect the seven directors nominated by the Board and named herein to hold office for a one-year term until the 2020 Annual Meeting of Stockholders.

2.	To approve an amendment to the Certificate to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate ("Certificate Super Majority Proposal").

3.
To approve an amendment to the Certificate and Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Bylaws ("Bylaws Super Majority Proposal" and collectively, with the Certificate Super Majority Proposal, the "Super Majority Proposals").

4.
To approve an amendment to our Certificate and Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital, LLC owns at least 40% of our outstanding stock (the "Majority Written Consent Proposal").

5.
To approve, as required by NASDAQ Listing Rule 5635(d), the issuance of shares in excess of 20% to sellers of Ichorion stock following the achievement of certain earn-out thresholds (the "Stock Issuance Proposal").

6.	To approve the Cerecor Inc. Second Amended and Restated 2016 Equity Incentive Plan.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote over the telephone, dial toll-free 1-800-776-9437 in the United States, or 1-718-921-8500 from outside the United States, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on August 6, 2019 to be counted.

•
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, dealer or other agent. Follow the instructions from your broker, bank, dealer or other agent included with these proxy materials, or contact your broker, bank, dealer or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on June 10, 2019.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, by completing your proxy card or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, dealer or other agent how to vote your shares, your broker or nominee may not vote your shares on any of the proposals without your instructions and your shares will not be voted.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” all the Proposals described above, and “For” the director nominees named herein. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name
Yes, you can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may grant a subsequent proxy by telephone;

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 540 Gaither Road, Suite 400, Rockville, Maryland 20850; or

•	You may attend the Annual Meeting and vote in person, although simply attending the meeting will not, by itself, revoke your proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or dealer as a nominee or agent, you should follow the instructions provided by your broker, bank or dealer.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?
Any proposals that a stockholder intends to present at our 2020 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than 5:00 p.m., Eastern time, on February 20, 2020. Any such proposals also must comply with Rule 14a-8 regarding the inclusion of stockholder proposals in the Company’s proxy materials. Proposals should be addressed to the Corporate Secretary, Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850.

If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, your proposal or director nomination must be submitted in writing between April 9, 2020 and May 9, 2020, to Corporate Secretary, Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850. Director nominations must include the information required by our bylaws, including, among other things the full name, address and age of the proposed nominee, the proposed nominee’s principal occupation or employment, the class and number of shares of capital stock of the Company owned of record and beneficially by such proposed nominee, the date or dates on which such shares were acquired and the investment intent of such acquisition and such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved). You may contact our Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withheld” and broker non-votes and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposals 2, 3, 4, 5 and 6 will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for Proposals 1, 5 and 6, but will have the same effect as “Against” votes for Proposals 2, 3 and 4. Shares beneficially owned by Patrick Crutcher and Stephen Thomas will not be entitled to cast votes as to Proposal 5.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as broker non-votes.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1.	Elect seven directors nominated by the Board	Nominees receiving the most “For” votes	“Withheld” votes will have no effect	None
2.	Certificate Super Majority Proposal	“For” votes from 66 2/3% of the shares outstanding on the record date	Against	Against
3.	Bylaws Super Majority Proposal	“For” votes from 66 2/3% of the shares outstanding on the record date	Against	Against
4.	Majority Written Consent Proposal	“For” votes from 66 2/3% of the shares outstanding on the record date	Against	Against
5.	Stock Issuance Proposal	“For” votes from a majority of the shares present on the record date and entitled to vote on this Proposal 5	Against	None
6.	Equity Incentive Plan Proposal	“For” votes from a majority of the shares present on the record date and entitled to vote on this Proposal 6	Against	None
What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. At the close of business on the record date, there were 42,786,159 shares outstanding and entitled to vote. Thus, the holders of 21,393,080 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by telephone or proxy card (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. In addition, we will publish final voting results in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

The Board currently consists of seven members, each of which serve for a one-year term or until a successor has been elected and qualified. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors in office. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the year term and until the director’s successor is duly elected and qualified.

It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. In 2018, all of our directors then holding office attended the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. This means that the nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Pursuant to the Securities Purchase Agreement dated April 27, 2017, as long as Armistice Capital Master Fund Ltd. (an affiliate of Armistice Capital, LLC and collectively “Armistice”), maintains beneficial ownership of at least 13% of our outstanding common stock, Armistice, exclusively and as a separate class, has the right to designate two directors to our Board, and as along as Armistice maintains beneficial ownership of at least 10% of our outstanding common stock, Armistice, exclusively and as a separate class, has the right to designate one director. As of the Record Date, Armistice beneficially own approximately 60.6% of our outstanding common stock.

Name	Age	Director Since	Position with Cerecor
Simon Pedder, Ph.D.	58	April 2018	Director and Executive Chairman
Steven J. Boyd	38	May 2017	Director
Peter Greenleaf	49	May 2017	Director
Phil Gutry	45	April 2015	Director
Uli Hacksell, Ph.D.	68	May 2015	Director
Magnus Persson, M.D., Ph.D.	58	April 2012	Director
Keith Schmidt	69	June 2019	Director

The following is a brief biography of each current director and director nominee.

Simon C. Pedder, Ph.D. Dr. Pedder, age 58, has served on our Board since April 2018 and was appointed our Executive Chairman of the Board in April 2019. Dr. Pedder currently serves as the Chief Business and Strategy Officer, Proprietary Products at Athenex, Inc (NASDAQ: ATNX), a global biopharmaceutical company dedicated to the discovery, development, and commercialization of novel therapies for treatment of cancer. Dr. Pedder has had a long career in drug development, including leadership roles as President and Chief Executive Officer of Cellectar Biosciences from April 2014 to June 2015, and President and Chief Executive Officer of Chelsea Therapeutics from May 2004 to July 2012. Previously he was Vice President of Oncology Pharma Business at Hoffmann-LaRoche, Life Cycle Leader and Global Project Leader of Pegasys/IFN and Head of Hepatitis Franchise at Hoffmann-LaRoche, and Vice President and Head of Drug Development at Shearwater Corporation. Formerly, he was faculty in the Department of Pharmacology in the College of Medicine at the University of Saskatchewan, where he obtained his Ph.D. in Pharmacology. In addition, Dr. Pedder obtained a Master of Science in Toxicology from

Concordia University, a Bachelor of Science in Environmental Studies from the University of Waterloo and completed the Roche-sponsored Pharmaceutical Executive Management Program at Columbia Business School. Our Board believes that Dr. Pedder’s extensive experience in management of public life sciences and biotechnology companies, and in drug development and commercialization make him a valuable member of our Board. Furthermore, our Board believes that the Dr. Pedder's wealth of clinical, regulatory, and operations experience with the Company make him particularly well qualified to be our Executive Chairman.
Steven J. Boyd. Mr. Boyd, age 38, has served on our Board since May 2017. He is the Chief Investment Officer of Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors based in New York City. Previously, Mr. Boyd had been a Research Analyst at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on health care. Mr. Boyd began his career at McKinsey & Company. Mr. Boyd received a B.S. in Economics as well as a B.A. in Political Science from The Wharton School of the University of Pennsylvania. Our Board believes that Mr. Boyd’s experience in the capital markets and strategic transactions, and his focus on the healthcare industry makes him a valuable member of our Board.
Peter Greenleaf. Mr. Greenleaf, age 49, has served on our Board since May 2017. Mr. Greenleaf served as our Chief Executive Officer from March 2018 to April 2019. Mr. Greenleaf currently serves as the Chief Executive Officer and director of Aurinia Pharmaceuticals Inc. (NASDAQ: AUPH), which is focused on developing innovative products for patients living with debilitating diseases. From March 2014 to February 2018, Mr. Greenleaf served as Chief Executive Officer and Chairman of the Board of Directors of Sucampo Pharmaceuticals, Inc. (NASDAQ: SCMP). Sucampo was focused on the development and commercialization of medicines to meet major unmet medical needs of patients suffering from rare diseases. Sucampo was sold in February 2018 to U.K. pharmaceutical Mallinkrodt PLC. From June 2013 to March 2014, Mr. Greenleaf served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Mr. Greenleaf was employed by MedImmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Mr. Greenleaf also served as President of MedImmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of MedImmune, Mr. Greenleaf was Senior Vice President, Commercial Operations of the company, responsible for its commercial, corporate development and strategy functions. Mr. Greenleaf has also held senior commercial roles at Centocor, Inc. (now Janssen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim (now Roche Holdings) from 1996 to 1998. Mr. Greenleaf currently chairs the Maryland Venture Fund Authority, whose vision is to oversee implementation of Invest Maryland, a public-private partnership to spur venture capital investment in the state. He is also currently a member of the board of directors of Companies Antares Pharmaceuticals, Inc (NASDAQ: ATRS), EyeGate Pharmaceuticals, Inc (NASDAQ: EYEG), and Chairman of the board of directors of BioDelivery Sciences International, Inc (NASDAQ: BDSI). Mr. Greenleaf earned a M.B.A degree from St. Joseph’s University and a B.S. degree from Western Connecticut State University. Our Board believes that Mr. Greenleaf’s experience in the biopharmaceutical industry makes him a valuable member of our Board.
Phil Gutry. Mr. Gutry, age 45, has served on our Board since April 2015. Mr. Gutry has 20 years of experience in the biopharmaceutical industry in a variety of senior investment, business development, and strategic roles. Mr. Gutry currently serves as Chief Business Officer at Kronos Bio. He previously led oncology business development and strategy serving as Executive Director, Business Development at Regeneron Pharmaceuticals, Inc., an integrated biopharmaceutical company from July 2015 through October 2018. From May 2011 to June 2015, Mr. Gutry served as Principal at MPM Capital where he led new company formation and venture investments in oncology and neuroscience, and managed MPM's pharmaceutical partnerships with Janssen and Astellas. Prior to joining MPM Capital, Mr. Gutry worked in corporate development at Gilead Sciences, Inc., a research-based biopharmaceutical company, where he focused on M&A and licensing in oncology, respiratory, liver, and infectious diseases. Mr. Gutry previously worked at Riverside Partners, LLC, a health-care focused private equity firm, where he invested in commercial-stage life science companies. He began his career with The Wilkerson Group, a healthcare focused consulting firm. Mr. Gutry received his M.B.A. in Healthcare Management from The Wharton School and an A.B. in Earth Sciences from Dartmouth College. Our Board believes that Mr. Gutry’s experience in the biopharmaceutical industry makes him a valuable member of our Board.

Uli Hacksell, Ph.D. Dr. Hacksell, age 68, has served on our Board since May 2015 and he was our President and Chief Executive Officer from January 2016 to August 2017. He previously served as Chairman of our Board from May 2015 to April 2019. Dr. Hacksell is currently Chairman of the Board of Directors of Adhera Therapeutics and is a member of the Board of Directors of InDex Pharmaceuticals, Medivir AB, Beactica AB, and Uppsala University. From September 2000 to March 2015, Dr. Hacksell served as the Chief Executive Officer and as a member of its Board of Directors of ACADIA Pharmaceuticals Inc. From February 1999 to September 2000, he served as the Executive Vice President of Drug Discovery of ACADIA. Previously, Dr. Hacksell held various senior executive positions at Astra AB, a pharmaceutical company, including Vice President of Drug Discovery and Technology, and President of Astra Draco, one of Astra’s largest research and development subsidiaries. He also served as Vice President of CNS Preclinical R&D at Astra Arcus, another Astra subsidiary. Earlier in his career, Dr. Hacksell held the positions of Professor of Organic Chemistry and Department Chairman at Uppsala University in Sweden and also served as Chairman and Vice Chairman of the European Federation of Medicinal Chemistry. Dr. Hacksell received a Master of Pharmacy and a Ph.D. in Medicinal Chemistry from Uppsala University. Our Board believes that Dr. Hacksell brings to the board substantial leadership skills and scientific background that are helpful in its discussions for determining the Company’s growth strategy and business plans.
Magnus Persson, M.D., Ph.D. Dr. Persson, age 58, has served on our Board since August 2012. Dr. Persson has served as an Associate Professor in Physiology at the Karolinska Institutet since September 1994. Dr. Persson has served as a practicing pediatrician at CityAkuten and Barnsjukhuset Martina in Stockholm, Sweden since December 2012. Previously, Dr. Persson served as a Partner at HealthCap, a Swedish-based venture capital firm, from January 1996 through December 2009, and as a Managing Partner at The Column Group, a San Francisco-based venture capital firm, from January 2010 through November 2011. Dr. Persson co-founded Aerocrine AB, a medical technology company in 1994. Dr. Persson has also served on the boards of Galecto AB, a biotechnology company, since January 2013, Gyros Protein Technologies AB, a provider of peptide synthesis and bioanalytical tools since March 2012, ADDI Medical AB, a healthcare IT-software company, since October 2015, Immunicum AB, a biotechnology company, since December 2015, and Attgeno AB, a biotechnology company, since January 2018. Dr. Persson received his M.D. and Ph.D. in physiology from the Karolinska Institutet. Our Board believes that Dr. Persson’s extensive experience in medicine, life sciences and biotechnology financing and his experience founding and leading public biotechnology and medical technology companies make him a valuable member of our Board who will assist in the development of our growth strategy and business plans.
Keith Schmidt. Mr. Schmidt, age 69, has over 35 years of diverse, cross-functional executive experience in the healthcare industry.  Mr. Schmidt has served in a variety of leadership positions across drug development, strategic planning, new business planning, product life-cycle management, commercial product launch planning, sales, marketing, acquisitions, licensing and negotiations.  Mr. Schmidt’s most recent position was in 2015 with Ballantyne Therapeutics, Inc. as their Chief Commercial Officer.  Prior to that Mr. Schmidt served as the Chief Commercial Officer of Chelsea Therapeutics International, Ltd. from 2007 to 2014.  Mr. Schmidt earned a Bachelor of Science from South Dakota State University, and an MBA from the University of San Francisco. Our Board believes that Mr. Schmidt's cross-functional skills and experiences in new product development and commercialization make him a valuable member of our Board who will assist in the future commercialization strategies and current in-market products as the Company moves forward.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD

After review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable NASDAQ listing standards and the independence criteria set forth in our Corporate Governance Guidelines: Mr. Gutry, Dr. Persson, and Mr. Schmidt. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered all relationships and transactions that occurred during any 12-month period within the last three fiscal years, including the participation by our directors and entities affiliated with our directors in various financing transactions with the Company, and determined that there were no relationships that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

As provided in the Company’s Related Person Transactions Policy, the Board considered that the aggregate dollar amount of the transactions during any 12-month period within the last three fiscal years did not exceed the greater of $1 million or 2% of the other Company’s consolidated gross revenues and, therefore, was not regarded as compromising the director’s independence.

As reported on a Form 8-K filed March 29, 2019, the Company was notified by NASDAQ on March 28, 2019 that as a result of Isaac Blech’s resignation from the Board the Company was no longer in compliance with NASDAQ Listing Rule 5605(b)(1), which requires the Company’s Board be comprised of a majority of independent directors. The Company was initially relying on the cure period to fill the vacancy on its Board, however as reported on Form 8-K filed on April 12, 2019, following Dr. Pedder's appointment to Executive Chairman of the Board on April 10, 2019, the Company was notified by NASDAQ on April 11, 2019 that has 45 calendar days to submit a plan to regain compliance with the majority independent board requirement. The Company submitted the plan to regain compliance on May 28, 2019. The Company's plan was accepted and accordingly, NASDAQ granted a cure period of up to 180 calendar days from the reported deficiency to evidence compliance. On June 11, 2019, our Board of Directors appointed Keith Schmidt to the Board. The Board believes that Mr. Schmidt satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. However, the Company's Board is still not comprised of a majority of independent directors. The Company has until September 23, 2019 to regain compliance with NASDAQ’s majority independent board requirement.

BOARD LEADERSHIP STRUCTURE

The Company’s Board is currently chaired by Dr. Pedder who was appointed Executive Chairman of the Board, effective April 15, 2019. Isaac Blech served as the lead independent director at all times in the year ended December 31, 2018 and until his resignation from the Board on March 26, 2019. The Company does not currently have a lead independent director. Because the roles of Executive Chairman and principal executive officer are currently separated, the Board of Directors believes that a lead independent director is not necessary to ensure the effective independent functioning of the Board in its oversight responsibilities.

Our independent directors meet alone in executive session at no less than two times per year. The Executive Chairman of the Board may call additional executive sessions of the independent directors at any time, and the Executive Chairman of our Board shall call an executive session at the request of a majority of the independent directors. The purpose of these executive sessions is to promote open and candid discussion among non-employee directors.

Currently, the Executive Chairman of the Board is not our principal executive officer. While our Board believes the separation of these positions serves our Company well at this time, the Board does not believe that it is appropriate to prohibit one person from serving as both Executive Chairman of the Board and principal executive officer. We believe our leadership structure is appropriate given the size of our Company in terms of number of employees and the historical experience and understanding of our Company and industry.

ROLE OF THE BOARD IN RISK OVERSIGHT

Our Board believes that risk management is an important part of establishing, updating and executing the Company’s business strategy. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. Our Board focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

The Audit Committee of the Board, as part of its responsibilities, oversees the management of financial risks, including accounting matters, corporate tax positions, insurance coverage and cash investment strategy and results. The Audit Committee is also responsible for overseeing the management of risks relating to the performance of the Company’s internal audit function, if required, and its independent registered public accounting firm, as well as our systems of internal controls and disclosure controls and procedures. The Compensation Committee of the Board is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Nominating and Corporate Governance Committee of the Board oversees the management of risks associated with our overall compliance and corporate governance practices, and the independence and composition of our board of directors. These committees provide regular reports, on at least a quarterly basis, to the full Board.

MEETINGS OF THE BOARD

The Board met 12 times during 2018. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of 2018 for which he was a director or committee member, respectively.

INFORMATION REGARDING COMMITTEES OF THE BOARD

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides the current membership for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Steven J. Boyd			X
Peter Greenleaf
Phil Gutry	X*	X	X*
Uli Hacksell, Ph.D.
Simon Pedder, Ph.D.
Magnus Persson, M.D., Ph.D.	X	X*	X
Keith Schmidt	X	X

* Committee Chairperson

Isaac Blech served on the Board at all times during the year ended December 31, 2018 and until March 26, 2019. Mr. Blech served on the Audit Committee until March 7, 2019 and served as the chair of the Nominating and Corporate Governance Committee and as a member of the Compensation Committee until March 26, 2019.

Dr. Pedder served on the Audit Committee at all times during the year ended December 31, 2018 and until April 10, 2019. Dr. Pedder also served on the Nominating and Corporate Governance Committee at all times during the year ended December 31, 2018 and until April 10, 2019, serving as the Committee Chairperson from March 26, 2019 to April 10, 2019. Because Dr. Pedder was named the Executive Chairman on April 10, 2019, he stepped off of the Audit Committee and Nominating Corporate Governance Committee on April 10, 2019. Mr. Gutry and Dr. Persson did not serve on the Nominating and Corporate Governance Committee during 2018, however were appointed to the

Nominating and Corporate Governance Committee on April 10, 2019. Mr. Schmidt did not serve on the Audit Committee or the Compensation Committee during 2018, however was appointed to each of these committees on June 11, 2019.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement.

The Audit Committee is currently composed of three directors: Mr. Gutry (Chair), Dr. Persson, and Mr. Schmidt. Mr. Blech served on our Audit Committee at all times during the year ended December 31, 2018 and until March 7, 2019. Additionally, Dr. Pedder served on our Audit Committee at all times during the year ended December 31, 2018 and until April 10, 2019, prior to being appointed the Executive Chairman of the Board, effective April 15, 2019.

The Board reviews the NASDAQ Listing Rules definition of independence for Audit Committee members on an annual basis and has determined that for the year ended December 31, 2018 all members of the Company’s Audit Committee are independent as defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ Listing Rules. The Board has also determined that Mr. Gutry qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made qualitative assessments of Mr. Gutry’s level of knowledge and experience based on a number of factors, including formal education and experience.

As a result of Dr. Pedder’s appointment as Executive Chairman of the Board, effective April 15, 2019, he is no longer an independent director under NASDAQ Listing Rules and stepped down from serving on the Company’s Audit Committee as of April 10, 2019. Therefore, at that time, the Company was not in compliance with NASDAQ Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee be comprised of three independent directors. Pursuant to NASDAQ Listing Rule 5605(c)(4), the Company was entitled to and was granted a cure period to regain compliance with Listing Rule 5605(c)(2)(A), which cure period was to expire upon the earlier of (1) the Company’s next annual stockholders’ meeting; or (2) if the next annual stockholders meeting is held on or before October 8, 2019, then the Company must evidence compliance no later than October 8, 2019. Mr. Schmidt was appointed to the Board and was also appointed to serve on the Audit Committee on June 11, 2019. Mr. Schmidt satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Therefore, the Audit Committee is currently comprised of three independent directors and the Company is currently in compliance with NASDAQ Listing Rule 5605(c)(2)(A).

The Audit Committee met nine times during 2018. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at ir.cerecor.com.

Report of the Audit Committee of the Board

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2018.

Mr. Phil Gutry
Dr. Simon Pedder (member of the Audit Committee until April 15, 2019)
Dr. Magnus Persson
Mr. Keith Schmidt (member of the Audit Committee effective June 11, 2019)

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company, approves the compensation of the principal executive officer and approves or recommends to our Board for approval the compensation of other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

The Compensation Committee is currently composed of three directors: Dr. Persson (Chair), Mr. Gutry, and Mr. Schmidt. Mr. Blech served as chair of the Compensation Committee until August 7, 2018, at which time Dr. Persson assumed the role of chair of the Compensation Committee. Mr. Blech continued to serve as a member of the Compensation Committee until his resignation from the Board on March 26, 2019. Mr. Schmidt was appointed to the Compensation Committee on June 11, 2019. All members of the Company’s Compensation Committee are independent as defined in Rule 5605(d)(2) of the NASDAQ Listing Rules and each is a non-employee member of our Board as defined in Rule 16b-3 under the Exchange Act. The Board has determined that the composition of the Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with, the applicable requirements of the NASDAQ Listing Rules and SEC rules and regulations.

The Compensation Committee met seven times during 2018. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at ir.cerecor.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for making recommendations to our Board regarding candidates for directorships and the structure and composition of our Board and the Board committees. In addition, the Nominating and Corporate Governance Committee is responsible for maintaining and recommending to our Board corporate governance guidelines applicable to the Company and advising our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is currently composed of three directors: Mr. Gutry (Chair), Dr. Persson and Mr. Boyd. Mr. Blech served as chair of the Nominating and Corporate Governance Committee until March 26, 2019, at which time Dr. Pedder assumed the role of chair of the Nominating and Corporate Governance Committee until April 10, 2019 in connection with being named the Executive Chairman of the Board. Mr. Gutry and Dr. Persson did not serve on the Nominating and Corporate Governance Committee during 2018, however were appointed to the Nominating and Corporate Governance Committee, effective April 10, 2019. The Board has determined that Dr. Persson and Mr. Gutry are independent as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. In accordance with Rule 5605(e)(1)(A) of the NASDAQ Listing Rules, even though we maintain a standing nominating committee, a majority of the independent directors recommend director nominees for selection by our Board. Our non-independent directors do not participate in the recommendation of director nominees.

The Nominating and Corporate Governance Committee met three times during 2018. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at ir.cerecor.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. While the Nominating and Corporate Governance Committee does not have a specific policy concerning diversity, it does consider potential benefits that may be achieved through diversity in viewpoint, professional experience, education and skills. The Board and the Nominating and Corporate Governance Committee assess the effectiveness of the Board’s diversity efforts as part of the annual Board evaluation process.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent under the Company’s Corporate Governance Guidelines, and for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, an executive search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee also will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee between April 9, 2020 and May 9, 2020 at the following address: Corporate Secretary, Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850.

Our bylaws also permit stockholders to nominate director candidates for consideration at an annual meeting of stockholders. Stockholders wishing to nominate director candidates can do so by writing to Corporate Secretary, Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850, giving the information required in our bylaws, including, among other things the full name, address and age of the proposed nominee, the proposed nominee’s principal occupation or employment, the class and number of shares of capital stock of the Company owned of record and beneficially by such proposed nominee, the date or dates on which such shares were acquired and the investment intent of such acquisition and such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved). You may contact our Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations. Stockholder nominations must be received between April 9, 2020 and May 9, 2020 to be considered for candidacy at the 2020 Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who wish to communicate with members of our Board, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive offices at 540 Gaither Road, Suite 400, Rockville, Maryland 20850. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by the Board due to the nature or volume of the correspondence.

CODE OF ETHICS

The Company has adopted the Cerecor Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at ir.cerecor.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

In June 2015, the Board documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, the role of the Board, director orientation and education, Board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning and Board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at ir.cerecor.com.

GENERAL INFORMATION REGARDING PROPOSALS 2, 3 and 4

We are asking our stockholders to approve a series of amendments to our Certificate and our Bylaws. Proposals 2, 3 and 4 would implement several substantive governance changes that our Board of Directors considers to be favorable to the Company and our stockholders. A summary of the substantive changes and supporting statement for each of Proposals 2, 3 and 4 are provided below. The summary, in each case, is qualified in its entirety by reference to the full text of the proposed amendment which is provided by specific reference to the appropriate section of the Certificate or Bylaws, which are attached to this proxy statement as Appendix A and Appendix B, respectively. To illustrate the proposed amendments in Appendix A and Appendix B, the language that is struck is proposed to be deleted from our current Certificate or Bylaws, respectively, and language that is underlined is proposed to be added to our current Certificate or Bylaws, respectively. You are urged to read Appendix A and Appendix B in their entirety. The amendments proposed in Proposals 2, 3, and 4, and contained in Appendix A and Appendix B, have been proposed and approved by our Board of Directors, which has directed that such amendments be submitted to the stockholders for approval. Additional corrective, conforming, ministerial and clarifying changes consistent with the amendments proposed in Proposals 2, 3 and 4 may also be made to the Certificate and Bylaws.

We believe the failure of similar proposals to pass the required super-majority threshold last year is an example of the potential negative implications of a super-majority vote requirement. For example, at our 2018 Annual Meeting, holders of a majority of our stock, 64.4% to be specific, voted to eliminate super-majority voting from our Certificate. However, the no votes of a minority prevented the proposal from passing. We believe a majority should prevail expeditiously and not be blocked by a minority, so are bringing these proposals forward again.

PROPOSAL 1

ELECTION OF SEVEN DIRECTORS

Our stockholders will consider seven nominees for election to our Board of Directors, each to serve for a one-year term until the 2020 Annual Meeting of stockholders.

Nominees

Simon Pedder (Executive Chairman), Steven J. Boyd, Peter Greenleaf, Philip Gutry, Uli Hacksell, Magnus Persson, and Keith Schmidt have been nominated by our Board of Directors for re-election at the 2019 Annual Meeting. Biographical information regarding each of these nominees is included under the heading “Information About Directors and Director Nominees,” above.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named above. In the event that a nominee is unable to or declines to serve as a director at the time of the 2019 Annual Meeting, the proxies will be voted for a nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any of the seven nominees will be unable or unwilling to serve as a director.

Vote Required

The seven nominees receiving the highest number of affirmative votes of our capital stock present or represented and entitled to be voted will be elected to our Board of Directors. You may vote “FOR” the nominees or “WITHHOLD” your vote for any one or more of the nominees. A vote withheld or a “broker non-vote” will not have an effect on the outcome of the proposal.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote FOR Proposal 1 to elect all seven nominees to our Board of Directors for a one-year term.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE
TO ELIMINATE THE SUPER-MAJORITY VOTE REQUIREMENT
FOR AMENDMENTS TO OUR CERTIFICATE

After careful consideration, on May 23, 2019, our Board of Directors unanimously approved, and recommends that our stockholders approve, the adoption of an amendment to our Certificate to lower the voting threshold required to amend our Certificate from a sixty-six and two-thirds percent (66 2/3%) super-majority of our capital stock to a simple majority.

Our Certificate currently requires the approval of sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class to adopt, amend or repeal Articles V, VI, VII and VII of our Certificate. Our Board of Directors is firmly committed to the highest standard of corporate governance for the Company and its stockholders, and as part of its continuing review of the elements of our corporate governance standard and practices, the Board of Directors concluded that this voting threshold was unnecessarily high. Consistent with this commitment, our Board of Directors recommends reducing the voting threshold required to amend to Articles V, VI, VII and VII of our Certificate to a simple majority of outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

The text of the proposed amendments to the Certificate is set forth in Article VIII, Section B of Appendix A.

Vote Required

Approval of the amendment to our Certificate to lower the voting threshold required to amend the Certificate requires the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. An abstention or a “broker non-vote” will have the same effect as a vote against the approval of this proposal.

Board of Directors Recommendation

The Board of Directors recommends a vote FOR Proposal 2 to amend our Certificate and lower the voting threshold required to amend our Certificate from a super-majority of our capital stock to a simple majority.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE AND BYLAWS
TO ELIMINATE THE SUPER-MAJORITY VOTE REQUIREMENT
FOR AMENDMENTS TO OUR BYLAWS

After careful consideration, on May 23, 2019, our Board of Directors unanimously approved, and recommends that our stockholders approve, the adoption of an amendment to our Certificate and an amendment to our Bylaws to lower the threshold for the amendment of our Bylaws from a sixty-six and two-thirds percent (66 2/3%) super-majority of our capital stock to a simple majority.

Our Certificate and Bylaws currently require the approval of sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class to adopt, amend or repeal the Bylaws. Our Board of Directors is firmly committed to the highest standard of corporate governance for the Company and its stockholders, and as part of its continuing review of the elements of our corporate governance standard and practices, the Board of Directors concluded that this voting threshold was unnecessarily high. Consistent with this commitment, our Board of Directors recommends reducing the voting threshold required to adopt, amend or repeal the Bylaws to a simple majority of all of the then-outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

The text of the proposed amendment to the Certificate is set forth in Article V, Section E of Appendix A and the text of the proposed amendment to the Bylaws is set forth in Article XIII, Section 45 of Appendix B.

Vote Required

Approval of the amendments to our Certificate and Bylaws to lower the voting threshold required to amend the Bylaws requires the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. An abstention or a “broker non-vote” will have the same effect as a vote against the approval of this proposal.

Board of Directors Recommendation

The Board of Directors recommends a vote FOR Proposal 3 to amend our Certificate and Bylaws and lower the voting threshold required to amend our Bylaws from a super-majority of our capital stock to a simple majority.

PROPOSAL 4

APPROVAL OF AMENDMENTS TO OUR CERTIFICATE AND BYLAWS TO ALLOW STOCKHOLDER ACTION BY WRITTEN CONSENT

After careful consideration, on May 23, 2019, our Board of Directors unanimously approved, and recommends that our stockholders approve, the adoption of amendments to our Certificate and Bylaws to allow for corporate action by written consent of the stockholders without a meeting, provided that stockholder Armistice Capital, LLC (“Armistice”) maintains ownership at or above 40% of all then outstanding shares of our capital stock.
Our current Certificate and Bylaws state that no action shall be taken by the stockholders of the Company except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.

Our Board of Directors is firmly committed to the highest standard of corporate governance for the Company and its stockholders. Consistent with this commitment, our Board of Directors recommends amending our Certificate and Bylaws to allow for corporate action by written consent of stockholders without a meeting, if such consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that stockholder Armistice maintains ownership at or above 40% of all then outstanding shares of capital stock of the Company.

Under the provisions of Section 228 of the DGCL, corporate action of stockholders without a meeting of stockholders may be taken by the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, unless otherwise specified in the certificate of incorporation. Our current Certificate does not allow for stockholders to act by written consent. Accordingly, the adoption of Proposal 4 would conform the applicable provisions of our Certificate to the requirements of Section 228 of the DGCL.
The text of the proposed amendment to the Certificate is set forth in Article V, Section G of Appendix A and the text of the proposed amendment to the Bylaws is set forth in Article V, Section 13 of Appendix B.

Vote Required

Approval of the amendments to our Certificate and Bylaws to allow stockholder action by written consent requires the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. An abstention or a “broker non-vote” will have the same effect as a vote against the approval of this proposal.

Board of Directors Recommendation

The Board of Directors recommends a vote FOR Proposal 4 to amend the Certificate and Bylaws to allow stockholder action by written consent, provided stockholder Armistice maintains ownership at or above 40% of all then outstanding shares of capital stock of the Company.

PROPOSAL 5

APPROVAL OF THE STOCK ISSUANCE PROPOSAL

Our Board is seeking stockholder approval, as required by NASDAQ Listing Rule 5635(d), for the issuance of shares in excess of 20% to sellers of Ichorion stock following the achievement of certain earn-out thresholds pursuant to the Merger Agreement (as defined below). Upon approval of this Proposal 5, the Company may issue up to 3,750,000 shares of common stock (the "Maximum Amount") for Earn-Out Payments (as defined below).

NASDAQ Listing Rules

Because our common stock is traded on The NASDAQ Capital Market, we are subject to the NASDAQ Listing Rules, including Listing Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value.

Transaction Background

On September 24, 2018, the Company entered into, and we subsequently consummated the transactions contemplated by, an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, ITX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Second ITX Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, Ichorion Therapeutics, Inc., a Delaware corporation (“Ichorion”) and a Holders’ Representative, providing for the merger of Ichorion with ITX Merger Sub (the “Merger”), with Ichorion surviving as a wholly owned subsidiary of the Company. The consideration for the Merger at closing consists of 5,798,735 shares of the Company’s Common Stock as adjusted for Estimated Working Capital. Consideration for the Merger also included potential development milestone payments in the future worth up to an additional $15,000,000, payable either in shares of Company Common Stock or in cash (“Earn-out Payments”).  Capitalized terms not defined herein are defined in the Merger Agreement.

The total amount of shares that we could issue in Earn-Out Payments is unknown at this time, and will be determined by the economic value, or per-share price, of our common stock at the time the development milestones are achieved. If all development milestones are achieved under the Merger Agreement, and if we were to choose to pay the Earn-out Payments entirely in shares of our common stock, assuming a share price equal to the closing price of our common stock on June 10, 2019, we would issue an additional 3,012,048 shares of our common stock.

At the closing of transactions contemplated by the Merger Agreement, NASDAQ Listing Rules would have allowed us to issue up to 19.99% of the then outstanding shares of our common stock, or 8,131,858 shares. Pursuant to the Merger Agreement, the issuance of the remaining shares that may be payable as a part of the Earn-out Payments are subject to stockholder approval and entirely contingent upon gaining such stockholder approval. Upon approval of this Proposal 5, the Company may issue up to the Maximum Amount.

Pursuant to the NASDAQ Listing Rules, the 5,798,735 shares issued to the sellers of Ichorion stock at the closing of the Merger Agreement will not be entitled to cast votes as to this Proposal 5.

Reasons for Transaction

The Merger was a strategic move for the Company in adding a unique pipeline of genetically-targeted therapies that complement our mission of developing treatments for pediatric and orphan indications. The Company believes the Merger adds clinical and preclinical assets that solidify its pipeline of rare disease and orphan drugs.

The Board unanimously determined that it was in the best interest of the stockholders to enter into and consummate the transactions contemplated by the Merger Agreement.

Effect of Issuance of Common Stock

The issuance of shares of common stock in excess of 20% under NASDAQ listing rules that are the subject of this Proposal 5 will result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership in the Company.

Vote Required

Stockholder approval of this Proposal 5 requires a “FOR” vote from at least a majority of shares present in person or represented by proxy and entitled to vote on this Proposal 5. As noted above, the 5,798,735 shares issued at the consummation of the Merger to the sellers of Ichorion stock are not eligible to vote on this Proposal 5. In connection with the Merger Agreement, Armistice entered into a Voting Agreement with the sellers of Ichorion stock, which requires Armistice to vote for this Proposal 5. As of the Record Date, Armistice beneficially owned 37,015,000 shares, or 60.6%, of our outstanding common stock. An abstention will be counted toward the tabulation of votes present or represented and will have the same effect as negative votes. A "broker non-vote" is not counted towards a quorum, and is not counted for any purpose in determining whether this matter has been approved.

Board of Directors Recommendation

The Board of Directors recommends a vote FOR Proposal 5 to approve issuance of shares in excess of 20% under NASDAQ listing rules to sellers of Ichorion Stock, not to exceed the Maximum Amount, that may become issuance following the achievement of certain earn-out thresholds.

PROPOSAL 6

APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL

Our Board is seeking stockholder approval, as required by NASDAQ Listing Rule 5635(c) and Section 2(b) of the Equity Incentive Plan, to approve the second amendment and restatement of the Equity Incentive Plan to increase the number of shares available for issuance pursuant to Stock Awards by 850,000 shares. The increase to the number of shares available for issuance pursuant to Stock Awards is the only amendment being made to the Equity Incentive Plan through this Equity Incentive Plan Proposal.

After careful consideration, on May 23, 2019, our Board unanimously approved, and recommends that our stockholders approve, the Cerecor Inc. Second Amended and Restated 2016 Equity Incentive Plan attached hereto as Appendix C.

NASDAQ Listing Rules

Because our common stock is traded on The NASDAQ Capital Market, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635(c).

Pursuant to NASDAQ Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants unless an exception applies. In order for a company to adopt an equity plan or arrangement and grant options thereunder to officers, directors, employees or consultants without such an exception to NASDAQ Listing Rule 5635(c) and prior to obtaining stockholder approval, NASDAQ guidance requires that stock options issued prior to obtaining stockholder approval may not be exercised and be canceled, if stockholder approval is not obtained. Shares of stock may be issued prior to obtaining stockholder approval.

Equity Incentive Plan Background

The initial Equity Incentive Plan was adopted by the Board on April 5, 2016 and approved by the stockholders on May 18, 2016. The Amended and Restated Equity Incentive Plan was adopted by the Board on March 27, 2018 and approved by the stockholders on May 15, 2018. The Second Amended and Restated Equity Incentive Plan was adopted by the Board on May 23, 2019.

Pursuant to the Equity Incentive Plan, we may grant Stock Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Stock Awards, Performance Cash Awards and Other Stock Awards (collectively, “Stock Awards”) to employees, directors and consultants. As of June 10, 2019, 900,997 shares remained available for future Stock Awards, which does not include certain unvested shares that may be forfeited on a subsequent date. Thus, we believe that increasing the number of shares available pursuant to Stock Awards will help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliates and provide a means by which the eligible recipients may benefit from increases in value in shares. This will also support the Company’s balanced approach to employee and director compensation, in which the Company uses a mix of components, including Stock Awards, to facilitate management decisions that favor longer-term stability.

As of June 10, 2019, approximately 62 employees and 5 nonemployee directors are eligible to participate in the Equity Incentive Plan. The closing price of the Company’s shares on The NASDAQ Capital Market on June 10, 2019 was $4.98.

Key Plan Features

The Equity Incentive Plan includes provisions that are designed to protect our stockholders' interests and to reflect corporate governance best practices including:

•	No single trigger accelerated vesting upon change in control. The Equity Incentive Plan does not provide for automatic vesting of awards upon a change in control.

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Awards subject to forfeiture/clawback. Awards granted under the Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

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Repricing is not allowed. The Equity Incentive Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the Equity Incentive Plan without prior stockholder approval.

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No liberal change in control definition. The change in control definition in the Equity Incentive Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Equity Incentive Plan to be triggered.

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No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Equity Incentive Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

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Administration by independent committee. The Equity Incentive Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the NASDAQ listing standards.

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Material amendments require stockholder approval. Consistent with NASDAQ rules, the Equity Incentive Plan requires stockholder approval of any material revisions to the Equity Incentive Plan. In addition, certain other amendments to the Equity Incentive Plan require stockholder approval.

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Limit on non-employee director awards and other awards. Except in extraordinary circumstances, the maximum number of shares subject to stock awards granted under the Equity Incentive Plan or otherwise during any calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for service on the Board, may not exceed $500,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $700,000. The Equity Incentive Plan also contains other annual per-participant limits on stock options, stock appreciation rights and performance-based stock and cash awards.

Description of the 2016 Equity Incentive Plan

The material features of the Equity Incentive Plan are described below. The following description of the Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Equity Incentive Plan. Stockholders are urged to read the actual text of the Equity Incentive Plan in its entirety, which is attached to this proxy statement as Appendix C.

Purpose

The Equity Incentive Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Successor to 2015 Plan

The Equity Incentive Plan is the successor to the Cerecor Inc. 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”).

Types of Awards

The terms of the Equity Incentive Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan in the future, or the Share Reserve, will not exceed 8,025,640 shares, which is the sum of (i) 600,000 shares, (ii) 1,915,428 shares, which is the number of shares subject to the 2015 Plan's Available Reserve as of the Effective Date of the Equity Incentive Plan, (iii) 1,400,000 shares underlying equity awards made to Peter Greenleaf on March 27, 2018, (iv) 850,000 shares underlying equity awards made to Simon Pedder on April 15, 2019, (v) 3,260,212 shares, which represents the automatic increase of the Share Reserve each year as described below (comprised of the following: (a) 377,365 shares added on January 1, 2017, (b) 1,250,680 shares added on January 1, 2018 and (c) 1,632,167 shares added on January 1, 2019), and (vi) the Prior Plans’ Returning Shares, if any, which become available for grant under this plan from time to time. The Share Reserve will automatically increase on January 1st of each year, for a period of up to ten years, commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to 4% of our shares of common stock outstanding on December 31st of the preceding calendar year; however the board of directors or compensation committee may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant the automatic increase. Subject to the Share Reserve described above, the aggregate maximum number of shares that may be granted pursuant to incentive stock options, or ISOs, is 5,000,000 shares.
The following shares of our common stock will become available again for issuance under the Equity Incentive Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.

Individual Award Limits

Under the Equity Incentive Plan, subject to adjustment for certain changes in our capitalization, no participant will be eligible to be granted performance-based compensation during any calendar year more than: (i) a maximum of 500,000 shares of our common stock subject to stock options and stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our common stock on the date of grant; (ii) a maximum of 500,000 shares of our common stock subject to performance stock awards; and (iii) a maximum of $3,500,000 subject to performance cash awards.

Non-Employee Director Compensation Limit

Under the Equity Incentive Plan, the maximum number of shares of our common stock subject to stock awards granted under the Equity Incentive Plan or otherwise during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for services on the Board of Directors, will not exceed $500,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $700,000.

Administration

The Equity Incentive Plan will be administered by our Board of Directors, which may in turn delegate authority to administer the Equity Incentive Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the Equity Incentive Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. The Board of Directors and the Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 6. Subject to the terms of the Equity Incentive Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Equity Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Equity Incentive Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Equity Incentive Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Stock Options

Stock options may be granted under the Equity Incentive Plan pursuant to stock option agreements. The Equity Incentive Plan permits the grant of stock options that are intended to qualify as ISOs and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Equity Incentive Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Equity Incentive Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant's stock option agreement or other written agreement with us or one of our affiliates, if a participant's service relationship with us or any of our affiliates (referred to in this Proposal 6 as “continuous service”) terminates (other than for cause and other than upon the participant's death or disability), the participant may exercise any vested stock options for up to three months following the participant's termination of continuous service. Except as otherwise provided in a participant's stock option agreement or other written agreement with us or one of our affiliates, if a participant's continuous service terminates due to the participant's disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant's termination due to the participant's disability or for up to 18 months following the participant's death. Except as explicitly provided otherwise in a participant's stock option agreement or other written agreement with us or one of our affiliates, if a participant's continuous service is terminated for cause (as defined in the Equity Incentive Plan), all stock options held by the participant will terminate upon the participant's termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant's stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant's termination of continuous service (other than for cause and other than upon the participant's death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant's termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Equity Incentive Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Equity Incentive Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Equity Incentive Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Equity Incentive Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Equity Incentive Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant's death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Equity Incentive Plan is 5,000,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Equity Incentive Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Equity Incentive Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Equity Incentive Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant's services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant's termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Equity Incentive Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant's restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Performance Awards

The Equity Incentive Plan allows us to grant performance stock and cash awards. Prior to the enactment of the Tax Cuts and Jobs Act, awards under this provision of the Equity Incentive Plan were eligible to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). For tax years beginning after December 31, 2017, the performance-based compensation exception to Section 162(m) has been removed, and any future awards based upon the attainment of performance goals will not be excluded from the $1,000,000 limitation on deductible compensation described in Section 162(m). Notwithstanding these changes in the law, we believe it is in the best interests of our Company and our stockholders to preserve the ability to grant performance awards, and as such the requirements of the Equity Incentive Plan with respect to any performance-based awards are not being changed at this time. Awards in effect as of November 2, 2017, not modified in any material respect after that date, and that qualify as “performance-based compensation” within the meaning of Section 162(m) as in effect prior to the enactment of the Tax Cuts and Jobs Act remain exempt from Section 162(m), thereby permitting us to claim the federal tax deduction otherwise allowed for such compensation, so long as the requirements of pre-amendment Section 162(m) and other applicable provisions of the Code continue to be met.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our Board or Compensation Committee. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our Board or Compensation Committee. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.

In granting a performance stock or cash award, our Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Generally, no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain, our Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Equity Incentive Plan and described below. As soon as administratively practicable following the end of the performance period, our Compensation Committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the Equity Incentive Plan may be based on any one or more of the following performance criteria (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, earnings before interest, taxes and depreciation and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) revenue, growth in revenue or return on sales; (xi) income or net income; (xii) operating income, (xiii) net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvii) regulatory filings; (xviii) regulatory approvals, litigation or regulatory resolution goals; (xix) other operational, regulatory or departmental objectives; (xx) budget comparisons; (xxi) growth in stockholder value relative to established indexes, or another peer group or peer group index; (xxiii) development and implementation of strategic plans and/or organizational restructuring goals; (xxiv) development and implementation of risk and crisis management programs; (xxv) improvement in workforce diversity; (xxvi) compliance requirements and compliance relief; (xxvii) safety goals; (xxviii) productivity goals; (xxix) workforce management and succession planning goals; (xxx) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxi) measures of customer satisfaction, employee satisfaction or staff development; (xxxii) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company's revenue or profitability or enhance its customer base; (xxxiii) merger and acquisitions; (xxxiv) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, new and supplemental indications for existing products, and product supply); (xxxv) initiation of phases of clinical trials and/or studies by specific dates; (xxxvi) acquisition of new customers, including institutional accounts; (xxxvii) customer retention and/or repeat order rate; (xxxviii) number of institutional customer accounts (xxxix) budget management; (xl) improvements in sample and test processing times; (xli) regulatory milestones; (xlii) progress of internal research or clinical programs; (xliii) progress of partnered programs; (xliv) partner satisfaction; (xlv) milestones related to samples received and/or tests run; (xlvi) expansion of sales in additional geographies or markets; (xlvii) research progress, including the development of programs; (xlviii) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlix) timely completion of clinical trials; (l) milestones related to samples received and/or tests or panels run; (li) expansion of sales in additional geographies or markets; (lii) research progress, including the development of programs; (liii) patient samples processed and billed; (liv) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lv) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (lvi) and other similar criteria consistent with the foregoing; and (lvii) other measures of performance selected by the Board.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

In addition, our Compensation Committee or the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Equity Incentive Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Equity Incentive Plan and by which the share reserve may increase automatically each year; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to individual limits; (iv) the class(es) and maximum number of securities that may be awarded to any non-employee director; and (v) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction (as defined in the Equity Incentive Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the corporate transaction, unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between us or one of our affiliates and the participant or in our director compensation policy, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award:

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arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

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arrange for the assignment of any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

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accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the corporate transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the corporate transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the corporate transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to us a notice of exercise before the effective date of a corporate transaction, which is contingent upon the effectiveness of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

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cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, and pay such cash consideration (including no consideration) as the Plan Administrator may consider appropriate; and

•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount payable to holders of common stock in connection with the corporate transaction, over (B) the per share exercise price under the applicable award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

In the event of a corporate transaction, unless otherwise provided in the instrument evidencing a performance cash award or any other written agreement between us or one of our affiliates and the participant, or unless otherwise provided by the Plan Administrator, all performance cash awards will terminate prior to the effective time of the corporate transaction.

For purposes of the Equity Incentive Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the Equity Incentive Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the Equity Incentive Plan and described below) as may be provided in the participant's stock award agreement, in any other written agreement with us or one of our affiliates or in our director compensation policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the Equity Incentive Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity's combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the Equity Incentive Plan at any time. However, except as otherwise provided in the Equity Incentive Plan or an award agreement, no amendment or termination of the Equity Incentive Plan may materially impair a participant's rights under his or her outstanding awards without the participant's consent.

We will obtain stockholder approval of any amendment to the Equity Incentive Plan as required by applicable law and listing requirements. No ISOs may be granted under the Equity Incentive Plan after the tenth anniversary of the date the Equity Incentive Plan was adopted by our Board of Directors.

Summary of U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Equity Incentive Plan. The Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, other limitations on deductions in the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if (a) the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. and (b) the option (and not the underlying stock) on the grant date does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares purchased on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding of income and employment taxes.

The participant's tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant's capital gain holding of income and the period for those shares will begin on that date. Upon the disposition of stock acquired by the exercise of an NSO, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Subject to the requirement of reasonableness, the provisions of certain limitations on deduction in the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant's tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sale proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for sales of the shares in a disqualifying disposition, basis adjustments computing alternative minimum taxable income on a subsequent sale of the shares, and tax credits that may be available to participants subject to the alternative minimum tax.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and certain limitations on deductions in the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, certain other limitations on deductions in the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize no taxable income at the time of grant. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Subject to the requirement of reasonableness, certain other limitations on deductions in the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled (subject to the requirement of reasonableness, certain other limitations on deductions in the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income tax must be withheld on the income recognized by the participant. The Company will generally be entitled (subject to the requirement of reasonableness, certain other limitations on deductions in the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

The Company generally will be entitled to a tax deduction in connection with an award under the Equity Incentive Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, certain other limitations on deductions in the Code, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income tax and recognize such tax at the time that an award is granted, exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Effect of the Amendment to the Equity Incentive Plan

The amendment to the Equity Incentive Plan that is the subject of this Proposal 6 will result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership in the Company. We also note that on April 15, 2019, the Company agreed to grant former nonemployee director and current Executive Chairman Simon Pedder equity awards totaling up to 850,000 shares of the Company common stock as a part of his employment agreement. The grant of 550,000 shares of Company common stock representing a portion the equity awards granted to Dr. Pedder are are contingent on stockholder approval of this Proposal 6.

Vote Required

Stockholder approval of this Proposal 6 requires a “FOR” vote from at least a majority of shares present in person or represented by proxy and entitled to vote on this Proposal 6. An abstention will be counted toward the tabulation of votes present or represented and will have the same effect as negative votes. A “broker non-vote” is not counted towards a quorum, and is not counted for any purpose in determining whether this matter has been approved.
Consequences if Stockholder Approval is Not Obtained

If we do not obtain approval of this Proposal 6 at the Annual Meeting, we will not amend and restate the Equity Incentive Plan to increase the number of shares available for future issuance pursuant to Stock Awards to 8,025,640 shares. In addition, the equity awards granted to Dr. Pedder, will be canceled to the extent we do not have sufficient shares under the Equity Incentive Plan.

Board of Directors Recommendation
The Board of Directors recommends a vote FOR Proposal 6 to approve the Equity Incentive Plan Proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains certain information with respect to our equity compensation plan in effect as of December 31, 2018:

	(A)	(B)		(C)
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Vesting of Restricted Stock Units (#)	Weighted-Average Exercise Price of Outstanding Options ($)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (A)) (#)
Equity compensation plans approved by stockholders	4,691,597	$4.17	(1)	602,657	(2)
Equity compensation plans not approved by stockholders	—	—		—
Total	4,691,597	$4.17		602,657

(1)
The weighted-average exercise price does not take into account shares issuable upon the vesting of outstanding Restricted Stock Units, which have no exercise price. As of December 31, 2018, there were 445,000 shares of non-vested RSUs.

(2)
Reflects shares of common stock available for future issuance under our 2016 Amended and Restated Equity Incentive Plan at December 31, 2018. In March 2018, our board of directors adopted the 2016 Amended and Restated Incentive Plan, which was approved by our stockholders in May 2018. Pursuant to the terms of the 2016 Amended and Restated Equity Incentive Plan, an additional 1,632,167 shares were added to the number of available shares effective January 1, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the ownership of the Company’s common stock as of June 10, 2019 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all other parties known by the Company to be beneficial owners of more than five percent of its common stock.

Applicable percentage ownership is based on 42,786,159 shares of our common stock outstanding as of June 10, 2019, unless otherwise noted below, together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on voting and investment power with respect to shares.

Common stock subject to options currently exercisable, or exercisable within 60 days after June 10, 2019, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders:
Armistice Capital Master Fund Ltd. (2)	37,015,000	60.6%
Fremantle LLC (3)	3,767,442	8.8%
LRS International, LLC (4)	3,767,442	8.8%
Opaleye, L.P. (5)	2,185,536	5.1%

Directors and Named Executive Officers:
Simon Pedder, Ph.D. (11)	68,316	*
Steven J. Boyd (2)	37,015,000	60.6%
Peter Greenleaf (7)	267,417	*
Phil Gutry(6)	98,836	*
Uli Hacksell, Ph.D. (8)	616,748	1.4%
James Harrell(9)	47,616	*
Mariam Morris(10)	300,500	*
Joseph Miller (12)	38,679	*
Magnus Persson, M.D., Ph.D. (6)	141,696	*
Keith Schmidt (13)	—	*

All current executive officers and directors as a group	40,051,315	64.3%

*    Less than one percent.

(1)
This table is based upon information supplied by our executive officers, directors and principal stockholders and the Schedules 13D and 13D/A filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)
Based on Form 4 filed with the SEC on June 11, 2019 by Armistice. Consists of (i) 18,729,285 shares of common stock, (ii) 4,000,000 shares of common stock issuable upon the exercise of outstanding warrants within 60 days after March 19, 2019 and (iii) 14,285,715 shares of common stock issuable upon conversion of outstanding convertible preferred stock that converts to common stock on a 1 to 5 ratio, all held directly by Armistice Capital Master Fund, Ltd. (“Armistice Master”) and may be deemed to be indirectly beneficially owned by Armistice, as the investment manager of Armistice Master. Steven J. Boyd is the managing member of Armistice and a director of Armistice Master and may be deemed to have voting and investment power with respect to the securities held by Armistice. Mr. Boyd serves on our Board of Directors. Armistice's address is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(3)
Based solely on a Schedule 13D/A filed with the SEC on October 18, 2018 by Fremantle LLC (“Fremantle”). Consists of 3,767,442 shares of common stock held directly by Fremantle. Randal Jones is the founder and principal of Fremantle and has voting and investment power with respect to the securities held by Fremantle. Fremantle’s address is 4903 Oak Hill Road, Chapel Hill, NC 27514.

(4)
Based solely on a Schedule 13D/A filed with the SEC on October 18, 2018 by LRS International, LLC (“LRS”). Consists of 3,767,442 shares of common stock held directly by LRS. Robert Moscato, Jr. is the founder and principal of LRS and has voting and investment power with respect to the securities held by LRS. LRS’s address is 9116 Winged Thistle Court, Raleigh, NC 27617.

(5)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2019 by Opaleye Management Inc. Consists of 2,185,536 shares of common stock held by Opaleye L.P., which is managed by Opaleye Management Inc. (collectively, "Opaleye"). James Silverman is the President of Opaleye Management Inc. and has voting and investment power with respect to the securities held by Opaleye. Opaleye's address is One Boston Place, 26th Floor, Boston, MA 02108.

(6) Consists of shares issuable upon the exercise of options exercisable on or before 60 days after June 10, 2019.
(7) Consists of (i) 112,500 shares held by Peter Greenleaf and (ii) 154,917 shares issuable upon the exercise of options exercisable within 60 days after June 10, 2019.

(8)	Consists of (i) 20,000 shares of commons stock held by Uli Hacksell, Ph.D. and (ii) 596,748 shares issuable upon the exercise of options exercisable within 60 days after June 10, 2019.
(9) Consists of (i) 8,554 shares held by James Harrell and (ii) 39,062 shares issuable upon the exercise of options exercisable on or before 60 days after June 10, 2019.
(10) Consists of (i) 30,000 shares held by Mariam Morris and (ii) 270,500 shares issuable upon the exercise of options exercisable within 60 days after June 10, 2019.
(11) Consists of (i) 50,000 shares held by Simon Pedder, Ph.D. and (ii) 18,316 shares issuable upon the exercise of options exercisable within 60 days of June 10, 2019.
(12) Consists of (i) 12,249 shares held by Joseph Miller and (ii) 26.250 shares issuable upon the exercise of options exercisable within 60 days of June 10, 2019.
(13) Mr. Schmidt was appointed to the Board on June 11, 2019.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2018, all officers, directors and greater than ten percent beneficial owners were in compliance with applicable Section 16(a) filing requirements, except Armistice who filed a Form 4 on October 25, 2018 to report open market purchases made on October 22, 2018; Mr. Jones who filed a Form 4 on October 18, 2018 to report an option exercise and subsequent sale on August 13, 2018; Messrs. Blech, Gutry, Jones and Dr. Persson filed Forms 4 on April 4, 2018 to report options that were granted March 31, 2018; Dr. Hacksell filed Form 4 on April 1, 2019 to report shares that were issued on December 10, 2016 and June 15, 2016; Mr. Crutcher filed a Form 4 on April 2, 2019 to report a share disposition to accurately reflect a working capital adjustment on December 20, 2018.

EXECUTIVE OFFICERS

Name	Age	Position(s) with Cerecor
Simon Pedder, Ph.D.	58	Executive Chairman of the Board
Joseph M. Miller	45	Chief Financial Officer, Principal Executive Officer and Principal Financial Officer
Perry Calias, Ph.D.	51	Chief Scientific Officer and Head of Research & Development
Patrick J. Crutcher	34	Chief Strategy Officer
James A. Harrell, Jr.	49	Executive Vice President of Marketing and External Communications
Matthew V. Phillips	51	Chief Commercial Officer
The biography for Simon Pedder, Ph.D., our Executive Chairman and member of the Board of Directors, is located in "Information About Directors and Director Nominees" above.

Joseph Miller. Mr. Miller, age 45, has served as the Chief Financial Officer and Principal Financial Officer of Cerecor Inc. since July 2018 and has served as the Principal Executive Officer since April 2019. Mr. Miller brings over 20 years of experience and a wealth of financial knowledge as a senior executive with extensive hands-on experience in managing financial operations and supporting enterprise growth across the health sciences, bio-tech and pharmaceutical sectors. Prior to joining Cerecor, Mr. Miller was the Vice President of Finance at Sucampo Pharmaceuticals, Inc. (NASDAQ: SCMP) from 2015 through April 2018 where he was responsible for building out of the finance organization to effectively support the company's rapid growth, ultimately resulting in the $1.2B merger with Mallinckrodt in early 2018. From 2006 through 2015, Mr. Miller was the Senior Director of Accounting at QIAGEN and from 2002 to 2006 he served as Vice President of Finance and Chief Financial Officer of Eppendorf-5Prime. Mr. Miller began his career at KPMG LLP. Mr. Miller holds a B.S. degree in accounting from Villanova University and is a Certified Public Accountant.
Perry Calias, Ph.D. Dr. Calias, age 51, has served as the Chief Scientific Officer and Head of Research & Development of Cerecor Inc. since July 2018. Dr. Calias brings over 25 years of biopharmaceutical experience in clinical development across the drug and device sectors of healthcare. His strengths include pre-clinical, clinical development and global regulatory submissions. Dr. Calias has extensive experience in CNS and neurology as well as rare diseases. He has a strong track record in compound development and pipeline progression, as well as building research and development organizations. His previous experience includes serving as Vice President of Global CMC/Product Development at Sucampo and Chief Scientific Officer for Pharming Group N.V. He has held a variety of research and development positions both in clinical and non-clinical roles of expanded leadership at Shire HGT and Genzyme. Dr. Calias' strong background in early stage asset development, as well as his clinical trial experience, add to the Cerecor clinical organization as we enter into Phase 1 trials of two of our Neurology assets. Dr. Calias obtained his Ph.D. in Bio-Organic Chemistry from Tufts University and his B.S. in biology from Suffolk University.
Patrick J. Crutcher. Mr. Crutcher, age 34, has served as the Chief Strategy Officer of Cerecor, Inc. since April 2019. Mr. Crutcher is responsible for business development and strategic planning for the company's commercial medicines and R&D programs. He brings broad experience in competitive intelligence, product ideation, market analysis, regulatory strategy, and partnership development in the pharmaceutical sector. Prior to being promoted to Chief Strategy Officer, Mr. Crutcher served as Cerecor, Inc.'s Vice President of Business Development from September 2018 through April 2019. Mr. Crutcher served as Chairman and President of Ichorion Therapeutics, Inc. from July 2017 until its acquisition by Cerecor in September 2018. Previously, Mr. Crutcher served in various business development roles for several biopharmaceutical companies and consulted for healthcare funds and family offices. He holds a B.Sc. in Mathematics from University of Illinois and a M.Sc. & C.Phil. in Statistics from UCLA.

James A. Harrell, Jr. Mr. Harrell, age 50, has served as the Executive Vice President of Marketing and External Communications of Cerecor Inc. since May 2018. Mr. Harrell has a great breadth of biopharmaceutical industry experience. From May 2013 until May 2018 he was an owner and principal with the NSCI Group, Inc., a privately held medical communications and education company where he focused on new business development and brand strategy. Mr. Harrell was Vice President and General Manager of Specialty Pharmaceuticals for Covidien, running 350-person commercial operations group in the area of pain management from 2011 to 2013. From 2007 to 2010 he was the Vice President of Marketing with MedImmune, Inc., responsible for their Global Pediatric Infectious Disease franchise. From 1999 until February 2007, Mr. Harrell held various commercial positions with Centocor, Inc. with increasing levels of responsibility and management focused on the marketing of immunotherapy and cardiovascular products. He began his career in field sales and hospital sales at Rhone-Poulenc Rorer in 1991. During his career he has helped to commercialize and market three blockbuster brands. He holds a B.S. degree in Business Administration, with a double major in Marketing and Economics from Samford University.
Matthew V. Phillips. Mr. Phillips, age 51, has served as the Chief Commercial Officer of Cerecor Inc. since January 2018. Mr. Phillips is responsible for strategic development and tactical execution of the Company's franchise of prescription medications and dietary supplements. Previously, Mr. Phillips served in various roles of increasing responsibility with Zylera Pharma Corp, where he most recently served as President. Prior, Mr. Phillips was an integral member of the management teams at Victory Pharma, Dura Pharmaceuticals, Inc. and Eisai Co, Ltd. Mr. Phillips earned his bachelor's degree in Business from Central Michigan University completed the University of Michigan - Executive Education Leadership Development Program, and currently maintains an appointed position on the North Carolina Board of Science, Technology and Innovation.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2018 and 2017, compensation awarded to or paid to, or earned by, our Chief Executive Officer and anyone else serving as principal executive officer during the most recently completed fiscal year, our next two most highly compensated executive officers who were serving as executive officers during the year ended December 31, 2018 and one executive that would have been one of the two most highly compensated had she still been serving as executive officer at the end of the fiscal year ended December 31, 2018 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	Stock Awards (1)	All Other Compensation		Total
Peter Greenleaf (2) Former Chief Executive Officer	2018	$456,000	$360,000	$2,568,787	$1,696,000	$10,000	(7)	$5,090,787
	2017	$—	$—	$—	$—	$29,136	(7)	$29,136

Joseph M. Miller (3) Chief Financial Officer, Principal Executive Officer and Principal Financial Officer	2018	$153,600	$61,370	$255,515	$202,500	$—		$672,985
	2017	$—	$—	$—	$—	$—		$—

James A. Harrell, Jr.(4) Executive Vice President, Marketing and External Communications	2018	$201,500	$124,000	$296,000	$—	$—		$621,500
	2017	$—	$—	$—	$—	$—		$—

Robert C. Moscato, Jr.(5) Former President, Chief Operating Officer and Director	2018	$70,685	$—	$—	$—	$200,000	(8)	$270,685
	2017	$25,000	$—	$—	$—	$—		$25,000

Mariam E. Morris (6) Former Chief Financial Officer	2018	$164,767	$—	$186,868	$—	$335,833	(10)	$687,468
	2017	$295,200	$78,750	$—	$16,798	$6,718	(9)	$397,466

(1)
The amounts reflect the grant date fair value for option and restricted stock unit awards granted during 2018 and 2017 in accordance with FASB Topic ASC 718. Compensation will only be realized to the extent the market price of our common stock is greater than the exercise price of such option award.

(2) Mr. Greenleaf's employment with the Company commenced on March 27, 2018 and it ceased as an executive officer of the Company on April 10, 2019. Mr. Greenleaf continues to serve on the Company's Board of Directors.

(3) Mr. Miller's employment with the Company commenced on July 12, 2018.

(4) Mr. Harrell's employment with the Company commenced on May 7, 2018.

(5) Mr. Moscato’s employment with the Company commenced on November 17, 2017 and ceased on March 27, 2018.

(6) Ms. Morris's employment with the Company as an executive officer ceased on July 12, 2018.

(7) The amount listed is Director Compensation comprised of cash and/or option awards to Mr. Greenleaf being employed as an independent director, prior to being employed as an executive officer.

(8) The amount listed is the amount paid to Mr. Moscato pursuant to his Separation and Release Agreement.

(9) The amount listed consists of $718 in life insurance premiums and $6,000 in 401(k) plan matching contributions.

(10) The amount listed is comprised of $310,000 of severance and $25,833 in consulting compensation as dictated by Ms. Morris's Separation and Release agreement.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our Named Executive Officers. In setting annual base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company.

Our Board historically has determined our executives’ compensation based on the recommendations of our Compensation Committee, which typically reviews and discusses management’s proposed compensation with the Chief Executive Officer or Executive Chair of the Board for all executives other than the Chief Executive Officer or Executive Chair of the Board. Based on those discussions and its discretion, the Compensation Committee then recommends the compensation for each executive officer. Our Board, without members of management present, discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our executive officers.

Annual Base Salary

We have entered into offer letters with each of our Named Executive Officers that establish annual base salaries, which are generally determined, approved and reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to our Company. Annual base salaries are intended to provide a fixed component of compensation to our Named Executive Officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. The following table presents the annual base salaries for each of our Named Executive Officers for 2018, as determined by the Compensation Committee.

Name	2018 Base Salary ($)
Peter Greenleaf (1)	$600,000
Joseph M. Miller	$320,000
James A. Harrell Jr.	$310,000
Mariam E. Morris (2)	$310,000
Robert C. Moscato, Jr. (3)	$300,000

(1) Mr. Greenleaf's employment at the Company as Chief Executive Officer ceased on April 15, 2019.
(2) Ms. Morris' employment at the Company as Chief Financial Officer ceased on July 12, 2018.
(3) Mr. Moscato's employment at the Company as President and Chief Operating Officer ceased on March 27, 2018.

Annual Bonus

Our discretionary bonus plan motivates and rewards our Named Executive Officers for achievements relative to our goals and expectations for each fiscal year. Our Named Executive Officers are eligible to receive discretionary annual bonuses calculated as a target percentage of their annual base salaries, based on our Compensation Committee and Board’s assessment of their individual performance and our Company’s results of operations and financial condition.

In 2018, as recommended by the Compensation Committee and approved by the Board, our Named Executive Officers employed with the Company at end of the fiscal year ended December 31, 2018 received a bonus relative to achievement of goals for fiscal year 2018.

Equity-Based Awards

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our Named Executive Officers. Our Compensation Committee is generally responsible for approving equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives.

Our Board adopted, and our stockholders approved, our 2016 Equity Incentive Plan, or 2016 Plan, which replaced our 2015 Omnibus Incentive Compensation Plan, or 2015 Plan. The 2016 Plan became effective on May 18, 2016. The plan was amended and restated in May 2018 ("2016 Amended Plan") to increase the share reserve by an additional 1.4 million shares. The purpose of our 2016 Amended Plan is to attract and retain employees, non-employee directors and consultants and advisors. Our 2016 Amended Plan authorizes us to make grants to eligible recipients of non-qualified stock options, incentive stock options, restricted stock awards, restricted stock units and stock-based awards.

Other Compensation

Our Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension or deferred compensation plan sponsored by us during 2018 or 2017. We generally do not provide perquisites or personal benefits to our Named Executive Officers.

Offer Letters

Peter Greenleaf

Mr. Greenleaf entered into an offer letter with the Company effective March 27, 2018. The offer letter initially provided for an annual base salary of $600,000. The Board subsequently approved increases to Mr. Greenleaf’s annual base salary, such that his annual base salary is $618,000 effective April 1, 2019. Mr. Greenleaf is eligible to receive a discretionary annual bonus as determined by our Board or the Compensation Committee, in its sole discretion, provided that Mr. Greenleaf is employed by the Company on the applicable bonus payment date, the first year of which shall be for a full year and not prorated based on start date. Such annual discretionary bonus may be paid in the form of cash or equity awards, consistent with bonuses paid the executives of similar grade of similarly situated companies on the biotechnology industry, subject to corporate and individual performance. Pursuant to the offer letter, and according to the guidelines to be set by the Compensation Committee, Mr. Greenleaf received stock options to purchase 500,000 shares of common stock, which is subject to vesting as to one-fourth of the options on March 27, 2019 and remainder vesting in equal monthly installments over the next 3 years, stock options to purchase 500,000 shares of common stock, which is subject to 100% vesting upon the Company's common stock closing at or above $12.50 per share for three consecutive days, as well as 400,000 restricted stock units that vest in four equal amounts on March 27, 2019, 2020, 2021 and 2022 with the tax burden of the first year's vesting to be covered by the Company. All awards are subject to Mr. Greenleaf’s continued employment on the applicable vesting dates and the terms of the 2016 Amended and Restated Stock Incentive Plan.

The offer letter provides that at all times during Mr. Greenleaf’s employment and thereafter, Mr. Greenleaf will maintain the confidentiality of all confidential information obtained by him as a result of his employment with the Company, assign all inventions and not disparage the Company or any of its officers, directors, employees, shareholders or products. In addition, during the term of Mr. Greenleaf’s employment with the Company, and for the 12-month period after Mr. Greenleaf’s termination of employment, Mr. Greenleaf cannot (i) compete against the Company, (ii) interfere with the relationships between the Company and any of its subsidiaries, affiliates or any of their respective vendors or licensors or (iii) recruit in any way the employees of the Company.

Effective April 10, 2019 (the “Separation Date”), the Company’s Chief Executive Officer, Peter Greenleaf, resigned in his capacity of Chief Executive Officer of the Company. Mr. Greenleaf was serving as the Company’s principal executive officer. Mr. Greenleaf’s resignation was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Greenleaf will continue to serve on the Company’s Board of Directors. Mr. Greenleaf will provide consultation and advice to the Company for no additional consideration, as the Company may reasonable request from time to time in order to transition Mr. Greenleaf’s job duties, for a period of 60 days following the Separation Date.

Joseph M. Miller

Mr. Miller entered into an offer letter with the Company effective July 12, 2018. The offer letter initially provided for an annual base salary of $320,000. The Board subsequently approved increases to Mr. Miller’s annual base salary, such that his annual base salary is currently $370,000. Mr. Miller is eligible to receive a discretionary annual bonus as determined by our Board or the Compensation Committee, in its sole discretion, provided that Mr. Miller is employed by the Company on the applicable bonus payment date. Such annual discretionary bonus may be paid in the form of cash or equity awards, consistent with bonuses paid the executives of similar grade of similarly situated companies on the biotechnology industry, subject to corporate and individual performance. Pursuant to the offer letter, and according to the guidelines to be set by the Compensation Committee, Mr. Miller received stock options to purchase 105,000 shares of common stock, which is subject to vesting as to one-fourth of the options on July 12, 2019 and remainder vesting in equal monthly installments over the next 3 years as well as 45,000 restricted stock units that vest in four equal amounts on July 8, 2019, 2020, 2021 and 2022. Both awards are subject to Mr. Miller’s continued employment on the applicable vesting dates and the terms of the 2016 Amended and Restated Stock Incentive Plan.

The offer letter provides that at all times during Ms. Miller’s employment and thereafter, Mr. Miller will maintain the confidentiality of all confidential information obtained by him as a result of his employment with the Company, assign all inventions and not disparage the Company or any of its officers, directors, employees, shareholders or products. In addition, during the term of Mr. Miller’s employment with the Company, and for the 6-month period after Mr. Miller’s termination of employment, Mr. Miller cannot (i) compete against the Company, (ii) interfere with the relationships between the Company and any of its subsidiaries, affiliates or any of their respective vendors or licensors or for the 12-month after Mr. Miller's termination of employment Mr. Miller cannot (iii) recruit in any way the employees of the Company.

James A. Harrell, Jr.

Mr. Harrell entered into an offer letter with the Company effective May 7, 2018. The offer letter initially provided for an annual base salary of $310,000. The Board subsequently approved increases to Mr. Harrell’s annual base salary, such that his annual base salary is $319,300 effective April 1, 2019. Mr. Harrell is eligible to receive a discretionary annual bonus as determined by our Board or the Compensation Committee, in its sole discretion, provided that Mr. Harrell is employed by the Company on the applicable bonus payment date. Such annual discretionary bonus may be paid in the form of cash or equity awards, consistent with bonuses paid the executives of similar grade of similarly situated companies on the biotechnology industry, subject to corporate and individual performance. Pursuant to the offer letter, and according to the guidelines to be set by the Compensation Committee, Mr. Harrell received stock options to purchase 125,000 shares of common stock, which is subject to vesting as to one-fourth of the options on May 7, 2019 and remainder vesting in equal monthly installments over the next 3 years, subject to Mr. Harrell’s continued employment on the applicable vesting dates and the terms of the 2016 Amended and Restated Stock Incentive Plan.

The offer letter provides that at all times during Mr. Harrell’s employment and thereafter, Mr. Harrell will maintain the confidentiality of all confidential information obtained by him as a result of his employment with the Company, assign all inventions and not disparage the Company or any of its officers, directors, employees, shareholders or products. In addition, during the term of Mr. Harrell’s employment with the Company, and for the 6-month period after Mr. Harrell’s termination of employment, Mr. Harrell cannot (i) compete against the Company, (ii) interfere with the relationships between the Company and any of its subsidiaries, affiliates or any of their respective vendors or licensors or for the 12-month after Mr. Harrell's termination of employment Mr. Harrell cannot (iii) recruit in any way the employees of the Company.

Mariam E. Morris

Ms. Morris entered into an offer letter with the Company effective August 24, 2015. The offer letter initially provided for an annual base salary of $277,900. The Board subsequently approved increases to Ms. Morris’ annual base salary, such that her annual base salary was $310,000 effective January 20, 2018, and $295,200 at January 26, 2016. In connection with Ms. Morris’ commencement of employment, she was entitled to reimbursement of her Baltimore living expenses, not to exceed $3,000 per month for up to six months, and moving and related expenses to establish her residence in Baltimore, not to exceed $20,000. Ms. Morris is eligible to receive a discretionary annual bonus as determined by our Board or the Compensation Committee, in its sole discretion, provided that Ms. Morris is employed by the Company on the applicable bonus payment date. Such annual discretionary bonus may be paid in the form of cash or equity awards, consistent with bonuses paid the executives of similar grade of similarly situated companies on the biotechnology industry, subject to corporate and individual performance. Pursuant to the offer letter, and according to the guidelines to be set by the Compensation Committee, Ms. Morris received a stock option to purchase 102,900 shares of common stock, which was subject to vesting as to one-fourth of the shares on each of August 24, 2016, 2017, 2018 and 2019 subject to Ms. Morris’ continued employment on the applicable vesting dates and the terms of the 2011 Stock Incentive Plan.

The offer letter provides that at all times during Ms. Morris’ employment and thereafter, Ms. Morris will maintain the confidentiality of all confidential information obtained by him as a result of her employment with the Company, assign all inventions and not disparage the Company or any of its officers, directors, employees, shareholders or products. In addition, during the term of Ms. Morris’ employment with the Company, and for the 12-month period after Ms. Morris’ termination of employment, Ms. Morris cannot (i) compete against the Company, (ii) interfere with the relationships between the Company and any of its subsidiaries, affiliates or any of their respective vendors or licensors or (iii) recruit in any way the employees of the Company.

Effective July 12, 2018, Ms. Morris resigned from her position with the Company. On July 13, 2018, the Company and Ms. Morris entered into a separation and release agreement (the “Morris Separation Agreement”). Pursuant to the Morris

Separation Agreement, Ms. Morris will receive: (i) continued payments of her base salary for a total of twelve months; (ii) immediate vesting of the unvested options remaining from all of Ms. Morris’ stock option grants; (iii) payments of applicable COBRA premiums for the lesser of twelve months or until Ms. Morris becomes eligible for substantially equivalent insurance benefits from another employer; and (iv) a waiver of her covenant not to compete in her employment agreement, dated July 16, 2015 and amended on or about March 9, 2017.

Robert C. Moscato, Jr.

Mr. Moscato entered into an offer letter with the Company effective November 21, 2017. The offer letter initially provided for an annual base salary of $300,000. Mr. Moscato was eligible to receive a discretionary annual bonus as determined by our Board or the Compensation Committee, in its sole discretion, provided that Mr. Moscato is employed by the Company on the applicable bonus payment date. Such annual discretionary bonus may be paid in the form of cash or equity awards, consistent with bonuses paid the executives of similar grade of similarly situated companies on the biotechnology industry, subject to corporate and individual performance.

The offer letter provides that at all times during Mr. Moscato’s employment and thereafter, Mr. Moscato will maintain the confidentiality of all confidential information obtained by him as a result of his employment with the Company, assign all inventions and not disparage the Company or any of its officers, directors, employees, shareholders or products. In addition, during the term of Mr. Moscato’s employment with the Company, and for the 12-month period after Mr. Moscato’s termination of employment, Mr. Moscato cannot (i) compete against the Company, (ii) interfere with the relationships between the Company and any of its subsidiaries, affiliates or any of their respective vendors or licensors or (iii) recruit in any way the employees of the Company.

Effective March 27, 2018 (the “Separation Date”), Mr. Moscato resigned from his position with the Company. On April 23, 2018, the Company and Mr. Moscato entered into a separation and release agreement (the “Moscato Separation Agreement”). Pursuant to the Moscato Separation Agreement, Mr. Moscato received: (i) continued payments of his base salary for a total of eight months from the Separation Date, and (ii) payments of applicable COBRA premiums for the lesser of eight months following the Separation Date or until Mr. Moscato becomes eligible for substantially equivalent insurance benefits from another employer.

Payments Upon Termination or Change in Control

Peter Greenleaf

Pursuant to the terms of Mr. Greenleaf’s offer letter, Mr. Greenleaf is not entitled to severance upon his resignation as his resignation from his employment with the Company was voluntary and without good reason (as defined by Mr. Greenleaf's employment agreement).

Joseph M. Miller

Pursuant to the terms of Mr. Miller’s offer letter, if Mr. Miller’s employment is terminated for any reason, then the Company will pay Mr. Miller his base salary and expenses accrued, but unpaid as of the date of his termination, and any benefits accrued and due under any applicable benefit plans and programs of the Company.

If Mr. Miller’s employment is terminated by the Company without cause or by Mr. Miller for good reason (each as defined in Mr. Miller’s employment agreement), provided he complies with the restrictive covenants set forth in the offer letter and executes and does not revoke a release of claims in favor of the Company, Mr. Miller also is entitled to an amount equal to 12 months of his then-current base salary, payable in 12 equal monthly installments, and the full vesting of the option granted to him and a prorated annual bonus in the year in which the termination occurs. In addition, Mr. Miller is entitled to Company-paid COBRA premiums for 12 months or until he is eligible for substantially equal coverage.

James A. Harrell, Jr.

Pursuant to the terms of Mr. Harrell’s offer letter, if Mr. Harrell’s employment is terminated for any reason, then the Company will pay Mr. Harrell his base salary and expenses accrued, but unpaid as of the date of his termination, and any benefits accrued and due under any applicable benefit plans and programs of the Company.

If Mr. Harrell’s employment is terminated by the Company without cause or by Mr. Harrell for good reason (each as defined in Mr. Kaiser’s employment agreement), provided he complies with the restrictive covenants set forth in the offer letter and executes and does not revoke a release of claims in favor of the Company, Mr. Harrell also is entitled to an amount equal to 12 months of his then-current base salary, payable in 12 equal monthly installments, and the full vesting of the option granted to him and a prorated annual bonus in the year in which the termination occurs. In addition, Mr. Harrell is entitled to Company-paid COBRA premiums for 12 months or until he is eligible for substantially equal coverage.

Mariam E. Morris

Pursuant to the terms of Ms. Morris’ offer letter, if Ms. Morris’ employment was terminated for any reason, then the Company would pay Ms. Morris her base salary, bonus and expenses accrued, but unpaid as of the date of her termination, and any benefits accrued and due under any applicable benefit plans and programs of the Company.

If Ms. Morris’ employment was terminated by the Company without cause or by Ms. Morris for good reason (each as defined in Ms. Morris’ employment agreement), provided she complied with the restrictive covenants set forth in the offer letter and executed and did not revoke a release of claims in favor of the Company, Ms. Morris also was entitled to an amount equal to six months of her then-current base salary and the full vesting of the option granted to her pursuant to her offer letter. In addition, Ms. Morris is entitled to Company-paid COBRA premiums for up to 12 months or until she is eligible for substantially equal coverage.

Robert C. Moscato, Jr.

Pursuant to the terms of Mr. Moscato’s offer letter, Mr. Moscato was not entitled to severance upon his termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows for the fiscal year ended December 31, 2018, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

Name	Grant Date	Unvested Restricted Stock Units (#)		Unexercised Options Exercisable (#)	Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Peter Greenleaf	5/12/2017	—		5,571	11,143	(1)	0.80	5/11/2027
	6/30/2017	—		8,357	—		0.57	6/29/2027
	3/27/2018	400,000	(2)	—	—
	3/27/2018	—		—	500,000	(3)	4.24	3/26/2028
	3/27/2018	—		—	500,000	(4)	4.24	3/26/2028

Joseph M. Miller	7/12/2018	—		—	105,000	(4)	4.50	7/11/2028
	7/12/2018	45,000	(5)

James A. Harrell, Jr.	5/7/2018	—		—	125,000	(4)	4.11	5/6/2028

Mariam E. Morris	10/20/2015	—		102,900	—		6.49	10/19/2024
	2/24/2016	—		10,100	—		3.01	2/23/2026
	8/17/2016	—		32,500	—		3.77	8/16/2026
	1/26/2017	—		25,000	—		0.87	1/25/2027
	1/22/2018	—		100,000	—		3.21	1/21/2028

Robert C. Moscato, Jr.		—		—	—		—

(1)	Such stock options vest in three equal annual installments on each of May 12, 2018, 2019 and 2020.

(2)	Such restricted stock will vest in four equal annual installments on each of March 27, 2019, 2020, 2021 and 2022.

(3)	Such stock options vest if and upon the Company's common stock closing at or above $12.50 per share (adjusted for any stock splits or the like) for three consecutive trading days.

(4)
One-fourth of the shares underlying the option shall vest and become exercisable on the first anniversary of the grant date, and the remaining three-fourths vest in equal monthly installments over the following 36 months.

(5)	Such restricted stock will vest in four equal annual installments on each of July 12, 2019, 2020, 2021 and 2022.

DIRECTOR COMPENSATION
The following table sets forth information regarding the total compensation paid to our non-employee directors during 2018. The compensation amounts presented in the table below are historical and are not indicative of the amounts we may pay our directors in the future. Directors who are also our employees receive no additional compensation for their services as directors and are not set forth in the table below.

After consultation with an independent compensation consultant, our Board approved a compensation policy for our non-employee directors that became effective upon the closing of our initial public offering and was further amended on January 10, 2016 and March 7, 2019. This policy provides for the following compensation to our non-employee directors following our initial public offering:

•	If not an employee director, the chair of our Board receives an annual fee from us of $60,000 and each other non-employee director will receive $35,000;

•	The chair of our Audit Committee receives an annual fee from us of $15,000 and each other member receives $7,500;

•	The chair of our Compensation Committee receives an annual fee from us of $10,000 and each other member receives $5,000;

•	The chair of our Nominating and Corporate Governance Committee receives an annual fee from us of $7,000 and each other member receives $3,500; and

•
Each non-employee director is entitled to an initial grant of options to purchase 50,000 shares of our common stock and an annual grant of options to purchase 25,000 shares of our common stock under our 2016 Plan. The initial grant will vest in three substantially equal annual installments over three years commencing on the first anniversary of the grant date and the annual grant will vest in full on the one-year anniversary of the grant date, in each case, subject to continued service from the date of grant until the applicable vesting dates.

•
Beginning in the second quarter of 2016, each non-employee director may make an election to receive all or a part of his annual cash compensation in the form of stock options to purchase shares of the Company’s common stock. Elections must be made in multiples of 5% of an Eligible Director’s aggregate cash retainer.

All fees under the director compensation policy are paid on a rolling annual basis and no per meeting fees are paid. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings.

The following table shows for the year ended December 31, 2018 certain information with respect to the compensation of all non-employee directors of the Company:

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Total
Isaac Blech (3)	—	54,758	54,758
Steven J. Boyd (4)	—	—	—
Peter Greenleaf (5)	10,000	—	10,000
Phil Gutry (6)	32,250	21,500	53,750
Uli Hacksell, Ph.D.(7)	10,050	4,950	15,000
Randal O. Jones (8)	6,563	6,563	13,126
Robert C. Moscato, Jr.(9)	—	—	—
Simon Pedder, Ph.D. (10)	20,733	6,911	27,644
Magnus Persson, M.D., Ph.D.(11)	24,746	24,746	49,492
Keith Schmidt (12)	—	—	—

(1)	The amounts shown in this column reflects fees earned for services rendered in 2018.

(2)
The amounts shown in this column represent the aggregate grant date fair value of stock options computed in accordance with ASC 718, Compensation—Stock Compensation. The assumptions used in valuing these options are described under the caption "Stock-Based Compensation" in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2018. The amount represents the grant date fair value of the stock options granted, which are granted on the last day of each quarter. Refer to footnotes (3) through (11) for the aggregate number of option awards at December 31, 2018 held by each non-employee director. None of our non-employee directors held stock awards, such as restricted stock awards, at December 31, 2018.

(3)	Mr. Blech served on the Board until March 27, 2019. Mr. Blech held an aggregate of 261,204 option awards at December 31, 2018.

(4)	Mr. Boyd held zero option awards at December 31, 2018.

(5)
Mr. Greenleaf was appointed Chief Executive Officer of the Company in March 2018 and served in this role until April 15, 2019. As such, he received compensation for being an independent director for the first quarter of 2018 only. Mr. Greenleaf held an aggregate of 525,071 option awards that contain service-based vesting conditions and 500,000 option awards that contain market-based vesting conditions at December 31, 2018. Additionally, Mr. Greenleaf held an aggregate of 400,000 restricted stock units at December 31, 2018.

(6)	Mr. Gutry held an aggregate of 96,920 option awards at December 31, 2018.

(7)	Dr. Hacksell held an aggregate of 630,232 option awards at December 31, 2018.

(8)	Mr. Jones served on the Board until May 15, 2018. Mr. Jones held zero option awards at December 31, 2018.

(9)	Mr. Moscato served on the Board until May 15, 2018. Mr. Moscato held zero option awards at December 31, 2018.

(10)
Dr. Pedder joined the Board effective April 9, 2018 and served as an independent director for the remainder of the year ended December 31, 2018. Dr. Pedder was named Executive Chair of the Board effective April 15, 2019. Dr. Pedder held 28,577 option awards at December 31, 2018.

(11)	Dr. Persson held 139,410 option awards at December 31, 2018.

(12)	Mr. Schmidt was appointed to the Board on June 11, 2019. Mr. Schmidt held zero option awards at December 31, 2018.

TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
In 2015, in connection with our initial public offering, our Board adopted a written related person transaction policy to set forth policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company is, was or will be a participant, the amount involved exceeds $120,000 with one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person.”

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Audit Committee. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the interests, direct or indirect, of any related person in the transaction;

•	the purpose of the transaction;

•	the proposed aggregate value of such transaction, or, in the case of indebtedness, that amount of principal that would be involved;

•	the risks, costs and benefits to the Company;

•	the availability of other sources of comparable products or services;

•	management’s recommendation with respect to the proposed related person transaction;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products;

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

Our Audit Committee will approve only those related person transactions that, in light of known circumstances, are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•	transactions involving compensation for services provided to the Company as an employee, consultant or director; and

•
a transaction, arrangement or relationship in which a related person’s participation is solely due to the related person’s position as a director of an entity that is participating in such transaction, arrangement or relationship.

We did not have a written policy regarding the review and approval of related person transactions prior to our initial public offering. Nevertheless, with respect to such transactions, it has been the practice of our Board to consider the nature of and business reason for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of the Company, or not contrary to, our best interests. In addition, all related person transactions required prior approval, or later ratification, by our Board.

CERTAIN RELATED PERSON TRANSACTIONS

Below we describe transactions since January 1, 2017 to which we have been or are a participant, including currently proposed transactions, in which the amount involved in the transaction exceeds $120,000 and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals, had or has a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Offer Letters

We have entered into offer letters with our current and former executive officers. For more information regarding these agreements, please see “Executive Compensation – Narrative to Summary Compensation Table – Offer Letters” above.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our named executive officers and directors as more fully described in “Executive Compensation” and “Director Compensation for 2018” above.

Financings with Armistice

During the first quarter of 2019, the Company closed on an underwritten public offering of common stock for 1,818,182 shares of common stock of the Company, at a price to the public of $5.50 per share ("public price"). Armistice participated in the offering by purchasing 363,637 shares of common stock of the Company from the underwriter at the public price. The gross proceeds to the Company, before deducting underwriting discounts and commissions and estimated offering expenses and assuming no exercise of the option to purchase additional shares of common stock, were approximately $10.0 million. The net proceeds were approximately $9.0 million.

During the fourth quarter of 2018, Armistice exercised warrants and acquired an aggregate of 2,857,143 shares of the Series B Convertible Preferred Stock, which can be converted to 14,285,715 shares of common stock, for net proceeds of approximately $5.7 million. Additionally, as part of this transaction, the Company issued warrants for 4,000,000 shares of common stock to Armistice.

During the third quarter of 2018, the Company entered into a securities purchase agreement with Armistice, pursuant to which the Company sold 1,000,000 shares of the Company's common stock for net proceeds of approximately $3.9 million.

Lachlan Pharmaceuticals

In November 2017, the Company acquired TRx and its wholly-owned subsidiaries, including Zylera. The previous owners of TRx beneficially own more than 10% of our outstanding common stock. Zylera, which is now our wholly owned subsidiary, entered into an agreement with Lachlan Pharmaceuticals, an Irish company controlled by the previous owners of TRx (“Lachlan”), effective December 18, 2015 (the "Lachlan Agreement"). Pursuant to the Lachlan Agreement, Lachlan named Zylera as its exclusive distributor of Ulesfia in the United States and agreed to supply Ulesfia to Zylera exclusively for marketing and sale in the United States. On May 22, 2019, the Company, Lachlan, the owners of Lachlan and Concordia Pharmaceuticals Inc., Sarl (“Concordia”), which is the unrelated third party from which Lachlan obtained rights to distribute Ulesfia, entered into a Settlement Agreement and related side letter and terminated the Lachlan Agreement, as discussed in more detail below (the Settlement Agreement and related side letter collectively the “Settlement”).

The Lachlan Agreement required Zylera to purchase a minimum of 20,000 units per year, or approximately $1.2 million worth of product, from Lachlan, unless and until there was a “Market Change” involving a new successful competitive product. Zylera was required to pay Lachlan $58.84 per unit and handling fees equal to $4.03 per unit of fully packaged Ulesfia in 2019, escalating 10% annually. The Lachlan Agreement also required that Zylera make certain cumulative net sales milestone payments and royalty payments to Lachlan with a $3.0 million annual minimum payment unless and until there was a Market Change. Lachlan was obligated to pay identical amounts to the unrelated third party from which it obtained rights to Ulesfia, with the payments ultimately flowing ultimately through Shionogi, Inc. to Summers Laboratories, Inc. ("Summers Labs"). Because of the dispute described below, the Company had not made any payments to Lachlan under the Lachlan Agreement subsequent to the acquisition date.

On December 10, 2016, Zylera informed Lachlan that a Market Change had occurred due to the introduction of Arbor Pharmaceuticals' lice product, Sklice®.  On June 5, 2017, Lachlan and Zylera entered into joint legal representation along with other unrelated third parties in negotiation and arbitration of a dispute with

Summers Labs regarding the existence of a Market Change and the concomitant obligations of the parties. The arbitration panel issued an interim ruling on October 23, 2018 that no Market Change had occurred up to and including the date of the hearing. The arbitration panel issued a second interim ruling on December 26, 2018, rejecting Summers Labs' request to accelerate future minimum royalties, but ruling in favor of Summers Labs that it is owed reimbursement for all reasonable costs and expenses, including legal fees, by Shionogi, as well as interest, as stipulated in the contract. The arbitration panel issued a final award on March 1, 2019 that dictated the final amount of reimbursable costs and interest. The rulings and final award had no direct bearing on the Company because the Company was not a named defendant to the original claim by Summers Labs and a federal court denied Zylera's ability to be a counterclaimant in the matter. Furthermore, the Company was not subject to the guarantee or interest provisions identified in the second ruling as these elements of the contractual relationship were not passed down to or through Lachlan. However, the Company interpreted the rulings’ impact on the Lachlan Agreement to mean that the minimum purchase obligation and minimum royalty provisions of the contract were active and due for any prior periods as well as future periods.

Prior to the Settlement, the Company had recognized an $8.7 million liability for these minimum obligations in accrued liabilities as of March 31, 2019. Additionally, prior to settlement, under the terms of the TRx Purchase Agreement, the former TRx owners were required to indemnify the Company for 100% of all ”Pre-Acquisition Ulesfia Losses,” as defined in the purchase agreement, related to this arbitration, including legal costs, in excess of $1 million. Furthermore, the former TRx owners were required to indemnify the Company for 50% of “Post-Acquisition Ulesfia Losses,” as defined in the purchase agreement, which would include losses resulting from having to fund these minimum obligations post-acquisition. The Company had recorded an indemnity receivable of $5.2 million in other receivables as of March 31, 2019, which the Company believed was fully collectible.

Pursuant to the Settlement, the Company made a $2.25 million cash payment to Concordia for a full release of all current and future liabilities related to the Lachlan Agreement. The Settlement also released the former TRx owners of their requirement to indemnify the Company for the losses discussed above. With the termination of the Lachlan Agreement, the Company has given up its right to sell Ulesfia, except for a limited amount of inventory on hand until that inventory is all sold or expired. Additionally, the Settlement released the Company from having to make any acquisition milestone payout for the NDA transfer of Ulesfia and the FDA approval of an alternate dosing.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2018 and 2017, by Ernst & Young LLP, the Company’s principal accountant.

	Fiscal Year Ended December 31,
	2018	2017
Audit fees(1)	$553,470	$509,681
Audit-related fees(2)	135,000	—
All other fees(3)	1,995	1,995
Total	$690,465	$511,676

(1) Audit fees consisted of audit work performed in the audit of our financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as accounting consultations billed as audit services, and consents and assistance with and review of documents filed with the SEC.

(2) Audit-related fees consist of consulting and advisory fees related to potential acquisitions and strategic transactions and audit fees related to acquired entities.
(3) All other fees consisted of all other products and services provided by the independent registered public accounting firm that are not reflected in any of the previous categories, such as the use of online accounting research tools.

All fees described above were pre-approved by the Audit Committee.

A representative of Ernst & Young is expected to be present at the 2019 Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Cerecor stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Cerecor. Direct your written request to Corporate Secretary, Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850 or contact our Investor Relations department at 410-522-8707 or by email at jharrell@cerecor.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
/s/ Joseph M. Miller
Joseph M. Miller
Secretary

June 19, 2019

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K, as amended, for the fiscal year ended December 31, 2018 is available without charge upon written request to: Corporate Secretary, Cerecor Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850.

Appendix A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CERECOR INC.

The undersigned, ~~Mariam E. Morris~~Joseph M. Miller, hereby certifies that:

ONE:The original name of this company is Cerecor Inc. and the date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was January 31, 2011.

TWO:The undersigned is a duly elected officer of Cerecor Inc., a Delaware corporation.

THREE:The Certificate of Incorporation of this company is hereby amended and restated to read as follows:

I.

The name of this company is CERECOR INC. (the “Company” or the “Corporation”).

II.

The address of the registered office of this Corporation in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Zip Code 19808, and the name of the registered agent of this Corporation in the State of Delaware at such address is Corporation Service Company.

III.

The purpose of this Company is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A.This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).

B.The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C.Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. MANAGEMENT OF BUSINESS. The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B. BOARD OF DIRECTORS. Each director elected at and after the annual meeting of stockholders held in 2018 shall be elected for a term expiring at the next succeeding annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C. REMOVAL OF DIRECTORS. Subject to any limitation imposed by law and the rights of any series of Preferred Stock, any individual director or directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

D. VACANCIES. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

E. BYLAW AMENDMENTS. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company;

provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

F. WRITTEN BALLOTS. The directors of the Company need not be elected by written ballot unless the Bylaws of the Company so provide.

G. ACTION BY STOCKHOLDERS. Until Armistice Capital, LLC and its affiliates no longer beneficially own at least 40% of the Company’s then outstanding shares of our capital stock, any action required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the     taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

~~No~~Once Armistice Capital, LLC and its affiliates no longer beneficially own at least 40% of the Company’s then outstanding shares of our capital stock, no action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws of the Company, and no action shall be taken by the stockholders by written consent or electronic transmission.

H. ADVANCED NOTICE. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

VI.

A.The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

B.To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C.Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company; (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (C) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (D) any action asserting a claim against the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VII.

VIII.

A.The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, ~~except as~~
~~provided in paragraph B. of this Article VIII,~~ and all rights conferred upon the stockholders herein are granted subject to this reservation.
~~B. Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Company required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote     of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.~~

****
FOUR:This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.

FIVE:This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Company.

IN WITNESS WHEREOF, Cerecor Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Financial Officer this ~~15th~~[     ] day of ~~May~~June, ~~2018.~~2019.

CERECOR INC.

By:	/s/ ~~Mariam E. Morris~~
~~Mariam E. Morris~~ Name: Joseph M. Miller
Title: Chief Financial Officer

Appendix B

CERECOR INC.
~~SECOND~~THIRD AMENDED AND RESTATED
BYLAWS

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office shall be established and maintained at the office of Corporation Service Company, in the City of Wilmington, in the County of New Castle, in the State of Delaware, and said corporation, or other such person or entity as the Board of Directors may from time to time designate, shall be the registered agent of the corporation.

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The Board of Directors may adopt a corporate seal. If adopted, the corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place Of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (the “DGCL”).

Section 5. Annual Meetings.

(a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(1) For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(3) and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition and (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(4). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(2) Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(3), and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(4).

(3) To be timely, the written notice required by Section 5(b)(1) or 5(b)(2) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(3), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(4) The written notice required by Section 5(b)(1) or 5(b)(2) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(1)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(2)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(1)) or to carry such proposal (with respect to a notice under Section 5(b)(2)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 5 and 6, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

(x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

(y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 5(b)(1) or (2) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

(d) Notwithstanding anything in Section 5(b)(3) to the contrary, in the event that the number of directors in an Expiring Class is increased and there is no public announcement of the appointment of a director to such class, or, if no appointment was made, of the vacancy in such class, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(3), a stockholder’s notice required by this Section 5 and which complies with the requirements in Section 5(b)(1), other than the timing requirements in Section 5(b)(3), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.

(e) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a), or in accordance with clause (iii) of Section 5(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(4)(D) and 5(b)(4)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

(g) For purposes of Sections 5 and 6,

(1) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(2) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

Section 6. Special Meetings.

(a) Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

(b) The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.

(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(1). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section

5(b)(1) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Section 6(c) of these Bylaws.

Section 7. Notice Of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is deemed given when deposited in the U.S. mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his, her or its attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 9. Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11. Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12. List Of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.
    Section 13. Action ~~Without Meeting. No action shall be taken by the stockholders~~ By Stockholders. Until Armistice Capital, LLC and its affiliates no longer beneficially own at least 40% of the Company’s then outstanding shares of our capital stock, any action required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

Once Armistice Capital, LLC and its affiliates no longer beneficially own at least 40% of the Company’s then outstanding shares of our capital stock, no action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with ~~these~~the Bylaws of the Company, and no action shall be taken by the stockholders by written consent or ~~by~~ electronic transmission.

Section 14. Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 15. Number. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17. Term of Office. Each director elected at and after the annual meeting of stockholders held in 2018 shall be elected for a term expiring at the next succeeding annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of

Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time. If no such specification is made, it shall be deemed effective at the time of delivery to the Secretary. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.

Section 20. Removal. Subject to any limitation imposed by law, any individual director or directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

Section 21. Meetings.

(a) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer or a majority of the authorized number of directors.

(c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22. Quorum And Voting.

(a) Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 43 herein for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24. Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Organization. At every meeting of the directors and stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary or other officer or director directed to do so by the President, shall act as secretary of the meeting. The Chairman of the Board of Directors shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

ARTICLE V

OFFICERS

Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors (provided that notwithstanding anything to the contrary contained in these Bylaws, the Chairman of the Board of Directors shall not be deemed an officer of the corporation unless so designated by the Board of Directors), the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 28. Tenure And Duties Of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(g) Duties of Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29. Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 32. Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 33. Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 34. Form And Execution Of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificate in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 36. Transfers.

(a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 37. Fixing Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 39. Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 40. Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 43. Indemnification Of Directors, Officers, Employees And Other Agents.

(a) Directors. The corporation shall indemnify its directors to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors; and, provided, further, that the corporation shall not be required to indemnify any director in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b) Officers, Employees and Other Agents. The corporation shall have power to indemnify its officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

(c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director in connection with such proceeding; provided, however, that, if the DGCL requires, an advancement of expenses incurred by a director in his or her capacity as a director (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director. Any right to indemnification or advances granted by this Bylaw to a director shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the director has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the corporation.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.

(h) Amendments. Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director to the full extent under any other applicable law.

(j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE XII

NOTICES

Section 44. Notices.

(a) Notice To Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b) Notice To Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f) Notice to Stockholders Sharing an Address. Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

AMENDMENTS

Section 45. Bylaw Amendments. Subject to the limitations set forth in Section 43(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of

Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV

LOANS TO OFFICERS OR EMPLOYEES

Section 46. Loans To Officers Or Employees. Except as otherwise prohibited by applicable law, including the Sarbanes-Oxley Act of 2002, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Appendix C

CERECOR INC.
SECOND AMENDED AND RESTATED
2016 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: ~~MARCH 27, 2018~~ MAY 23, 2019
Approved by the Stockholders: [_____]
1.GENERAL.
(a)    Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Cerecor, Inc. 2015 Omnibus Incentive Compensation Plan, (the “2015 Plan”). Following the Effective Date, no additional awards may be granted under the 2015 Plan. Any unallocated shares remaining available for the grant of new awards under the 2015 Plan as of 12:01 a.m. Eastern Standard Time on the Effective Date (the “2015 Plan’s Available Reserve”) will cease to be available under the 2015 Plan at such time and will be added to the Share Reserve (as defined in Section 3(a)) and be then immediately available for issuance pursuant to Awards granted under this Plan. In addition, from and after 12:01 a.m. Eastern Standard Time on the Effective Date, all outstanding awards granted under the 2015 Plan and the Cerecor, Inc. 2011 Stock Incentive Plan (the “2011 Plan” and together with the 2015 Plan, the “Prior Plans”) will remain subject to the terms of the 2015 Plan or 2011 Plan, as applicable; provided, however, that the following shares of Common Stock subject to any outstanding stock award granted under the Prior Plans (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as defined in Section 3(a)) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted under this Plan: (i) any shares subject to such stock award that are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award or any portion thereof is settled in cash; (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares that are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. All Awards granted on or after 12:01 a.m. Eastern Standard Time on the Effective Date will be subject to the terms of this Plan.
(b)    Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c)    Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(d)    Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.ADMINISTRATION.
(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).
(v)    To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vi)     To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.
(viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, the Board may not amend the terms of an outstanding Award if the Board, in its sole discretion, determines that the amendment, taken as a whole, will materially impair the Participant’s rights under such Award without his or her written consent.
Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section

422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.
(ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)    Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation of authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii).
(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)    Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR under the Plan or (ii) cancel any outstanding Option or SAR that has an exercise or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.
3.SHARES SUBJECT TO THE PLAN.
(a)    Share Reserve.

(i)    Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed ~~3,915,428~~ 8,025,640 shares, which is the sum of (A) six hundred thousand (600,000) new shares, (B) 1,915,428 shares, which is the number of shares subject to the 2015 Plan’s Available Reserve as of the Effective Date of the Equity Incentive Plan, and (C) ~~the~~ 1,400,000 shares underlying equity awards made to Peter Greenleaf on March 27, 2018 ~~plus~~ (D) 850,000 shares underlying equity awards made to Simon Pedder on April 15, 2019, (E) 3,260,212 shares, which represents the automatic increase of the Share Reserve each year as described below (comprised of the following: (i) 377,365 shares added on January 1, 2017, (ii) 1,250,680 shares added on January 1, 2018, and (iii) 1,632,167 shares added on January 1, 2019), and (F) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) through (~~D~~F) above, the “Share Reserve”).

(ii)    ~~In addition, t~~The Share Reserve will automatically increase on January 1st of each year, for a period of up to ten years, commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(iii)    For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)    Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(c)    Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be five million (5,000,000) shares of Common Stock.
(d)    Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply; provided, however, that if any additional Awards are granted to any Participant during any calendar year in excess of the limits below, compensation attributable to such additional Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Award is approved by the Company’s stockholders.
(i)    A maximum of five hundred thousand (500,000) shares of Common Stock subject to Options and SARs whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Option or SAR is granted may be granted to any one Participant during any one calendar year.

(ii)    A maximum of five hundred thousand (500,000) shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).
(iii)    A maximum of three million five hundred thousand dollars ($3,500,000) subject to Performance Cash Awards may be granted to any one Participant during any one calendar year.
For purposes of this Section 3(d): (1) if a Performance Stock Award is in the form of an Option or SAR, it will count only against the Performance Stock Award limit set forth in Section 3(d)(ii); (2) if a Performance Stock Award may be paid in the form of cash, it will count only against the Performance Stock Award limit set forth in Section 3(d)(ii); and (3) if a Performance Cash Award may be paid in the form of Common Stock, it will count only against the Performance Cash Award limit set forth in Section 3(d)(iii).
(e)    Limits on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $700,000. The Board may make exceptions to the applicable limit in this Section 3(e) for individual Non-Employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(f)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
(a)    Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.
(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b)    Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)    Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)    by cash (including electronic funds transfers), check, bank draft or money order payable to the Company;
(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)    if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)    in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (or pursuant to Sections 5(e)(ii) and 5(e)(iii)), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)    Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)    Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)    Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)    Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(h)    Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the

sale of any Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)    Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)    Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)    Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6.PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.
(iii)    Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.
(iv)    Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)    Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.
(v)    Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)    Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.
(c)    Performance Awards.
(i)    Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Stock Awards.
(ii)    Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Cash Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. The Board or the Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board or the Committee may specify, to be paid in whole or in part in cash or other property.
(iii)    Committee and Board Discretion. With respect to any Performance Stock Award or Performance Cash Award, the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) retains the discretion to (A) reduce or eliminate the compensation or economic benefit due upon attainment of the Performance Goals on the basis of any considerations as the Committee or Board (as applicable), in its sole discretion, may determine and (B) define the manner of calculating the Performance Criteria it selects to use for a Performance Period.
(iv)    Section 162(m) Compliance. With respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, unless otherwise permitted under Section 162(m) of the Code, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals or terms relate solely to the increase in the value of the Common Stock).
(d)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.COVENANTS OF THE COMPANY.
(a)    Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.MISCELLANEOUS.
(a)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.
(b)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)    Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)    Section 409A Compliance. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of the Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
(l)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common

Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any Participant pursuant to Section 3(d); (iv) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(e); and (v) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)    Dissolution or Liquidation. Except as otherwise provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to forfeiture or repurchase (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transactions. In the event of a Corporate Transaction, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or consummation of the Corporate Transaction, unless otherwise provided in the instrument evidencing the Stock Award, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, or unless otherwise expressly provided by the Board at the time of grant of the Stock Award:
(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)    accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(iv)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, and pay such cash consideration (including no consideration) as the Board, in its sole discretion, may consider appropriate; and
(vi)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
In the event of a Corporate Transaction, unless otherwise provided in the instrument evidencing a Performance Cash Award or any other written agreement between the Company or any Affiliate and the Participant, or unless otherwise expressly provided by the Board, all Performance Cash Awards outstanding under the Plan will terminate prior to the effective time of such Corporate Transaction.
(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, but in the absence of such provision, no such acceleration will occur.
10.TERMINATION OR SUSPENSION OF THE PLAN.
(a)    The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth (10th) anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)    No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.
11.EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.
12.CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)    “Adoption Date” means April 5, 2016, which is the date the Plan was adopted by the Board.

(b)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)     “Award” means a Stock Award or a Performance Cash Award.
(d)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(e)    “Board” means the Board of Directors of the Company.
(f)    “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(g)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(h)    “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant has breached his or her employment or service contract with the Company or an Affiliate, (ii) such Participant has engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) such Participant has disclosed trade secrets or confidential information of the Company or an Affiliate to persons not entitled to receive such information, (iv) such Participant has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company or an Affiliate or (v) such Participant has engaged in such other behavior detrimental to the interests of the Company or an Affiliate as the Company determines. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(i)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)    individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur. If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company, or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(j)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(k)    “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(l)    “Common Stock” means the common stock of the Company.
(m)    “Company” means Cerecor, Inc., a Delaware corporation.
(n)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(o)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(p)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)    a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;
(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company, or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Corporate Transaction” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(q)    “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.
(r)    “Director” means a member of the Board.
(s)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(t)    “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2016, provided that this Plan is approved by the Company’s stockholders at such meeting.
(u)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(v)    “Entity” means a corporation, partnership, limited liability company or other entity.
(w)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(x)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(y)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(z)     “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(aa)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb)    “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(cc)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(dd)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ee)    “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ff)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(gg)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(hh)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(ii)    “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(jj)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(kk)    “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(ll)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, earnings before interest, taxes and depreciation and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) revenue, growth in revenue or return on sales; (xi) income or net income; (xii) operating income, (xiii) net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvii) regulatory filings; (xviii) regulatory approvals, litigation or regulatory resolution goals; (xix) other operational, regulatory or departmental objectives; (xx) budget comparisons; (xxi) growth in stockholder value relative to established indexes, or another peer group or peer group index; (xxiii) development and implementation of strategic plans and/or organizational restructuring goals; (xxiv) development and implementation of risk and crisis management programs; (xxv) improvement in workforce diversity; (xxvi) compliance requirements and compliance relief; (xxvii) safety goals; (xxviii) productivity goals; (xxix) workforce management and succession planning goals; (xxx) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxi) measures of customer satisfaction, employee satisfaction or staff development; (xxxii) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xxxiii) merger and acquisitions; (xxxiv) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, new and supplemental indications for existing products, and product supply); (xxxv) initiation of phases of clinical trials and/or studies by specific dates; (xxxvi) acquisition of new customers, including institutional accounts; (xxxvii) customer retention and/or repeat order rate; (xxxviii) number of institutional customer accounts (xxxix) budget management; (xl) improvements in sample and test processing times; (xli) regulatory milestones; (xlii) progress of internal research or clinical programs; (xliii) progress of partnered programs; (xliv) partner satisfaction; (xlv) milestones related to samples received and/or tests run; (xlvi) expansion of sales in additional geographies or markets; (xlvii) research progress, including the development of programs; (xlviii) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlix) timely completion of clinical trials; (l) milestones related to samples received and/or tests or panels run; (li) expansion of sales in additional geographies or markets; (lii) research progress, including the development of programs; (liii) patient samples processed and billed; (liv) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lv) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (lvi) and other similar criteria consistent with the foregoing; and (lvii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
(mm)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(nn)    “Performance Period” means the period of time selected by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or Board, if applicable).
(oo)    “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(pp)    “Plan” means this Cerecor, Inc. 2016 Equity Incentive Plan.
(qq)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(rr)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ss)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(tt)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(uu)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(vv)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(ww)    “Securities Act” means the Securities Act of 1933, as amended.
(xx)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(yy)    “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(zz)    “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.
(aaa)    “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(bbb)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ccc)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

0

CERECOR INC.

Proxy for Annual Meeting of Stockholders on August 7, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Simon Pedder and Joseph Miller, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock held by the undersigned of record on June 10, 2019, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Cerecor Inc., to be held on August 7, 2019 at 8:30 am Eastern Time at the Sheraton Rockville Hotel 920 King Farm Blvd, Rockville, MD 20850, and at any adjournments or post-ponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CERECOR

August 7, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, 2018 annual report to stockholders and Annual Report on Form 10-K are available at ir.cerecor.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730303030300000100 9 080719

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 To elect the first seven directors nominated by our board of directors and named in the proxy statement to hold office until the 2020 Annual Meeting of Stockholders.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Uli Hacksell
- ○ Steven J. Boyd
- ○ Peter Greenleaf
- ○ Philip Gutry
- ○ Magnus Persson
- ○ Simon Pedder
- ○ Keith Schmidt

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate of Incorporation.	☐	☐	☐
3. To approve an amendment to our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Second Amended and Restated Bylaws.	☐	☐	☐
4. To approve an amendment to our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock.	☐	☐	☐
5. To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of shares of the Company's common stock in excess of 20% to sellers of Ichorion pursuant to our September 24, 2018 merger agreement.	☐	☐	☐
6. To approve the Cerecor Inc. Second Amended and Restated 2016 Equity Incentive Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the director nominees in Proposals 1, and FOR Proposals 2, 3, 4, 5 and 6.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CERECOR

August 7, 2019

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, 2018 annual report to stockholders and Annual Report on Form 10-K are available at ir.cerecor.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the telephone.

20730303030300000100 9 080719

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 To elect the first seven directors nominated by our board of directors and named in the proxy statement to hold office until the 2020 Annual Meeting of Stockholders.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Uli Hacksell
- ○ Steven J. Boyd
- ○ Peter Greenleaf
- ○ Philip Gutry
- ○ Magnus Persson
- ○ Simon Pedder
- ○ Keith Schmidt

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate of Incorporation.	☐	☐	☐
3. To approve an amendment to our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Second Amended and Restated Bylaws.	☐	☐	☐
4. To approve an amendment to our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock.	☐	☐	☐
5. To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of shares of the Company's common stock in excess of 20% to sellers of Ichorion pursuant to our September 24, 2018 merger agreement.	☐	☐	☐
6. To approve the Cerecor Inc. Second Amended and Restated 2016 Equity Incentive Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the director nominees in Proposals 1, and FOR Proposals 2, 3, 4, 5 and 6.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

CERECOR

To Be Held On:

August 7, 2019 at at 8:30 am Eastern Time

at the Sheraton Rockville Hotel 920 King Farm Blvd, Rockville, MD 20850

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 07/24/19.

Please visit ir.cerecor.com, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- 2018 Annual Report and Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **IN PERSON:** You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1 To elect the first seven directors nominated by our board of directors and named in the proxy statement to hold office until the 2020 Annual Meeting of Stockholders.

NOMINEES:

Uli Hacksell
Steven J. Boyd
Peter Greenleaf
Philip Gutry
Magnus Persson
Simon Pedder
Keith Schmidt

Please note that you cannot use this notice to vote by mail.

5. To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of shares of the Company's common stock in excess of 20% to sellers of Ichorion pursuant to our September 24, 2018 merger agreement.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.